                                                                    EXHIBIT 99.1

                        MORTGAGE LOAN PURCHASE AGREEMENT
                        --------------------------------

     THIS MORTGAGE LOAN PURCHASE AGREEMENT (this "Agreement") is dated as of
June 20, 2006, between CITIGROUP GLOBAL MARKETS REALTY CORP., as seller (the
"Seller"), and CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC. ("CCMSI"), as
purchaser (the "Purchaser").

     The Seller intends to sell, and the Purchaser intends to purchase, certain multifamily and/or commercial mortgage loans (the "Mortgage Loans") identified on the schedule (the "Mortgage Loan Schedule") annexed hereto as "Annex A";
provided that, if only one mortgage loan is identified on the Mortgage Loan
Schedule then references herein to "Mortgage Loan" or "Mortgage Loans" will mean that one mortgage loan. The Purchaser intends to deposit the Mortgage Loans, along with certain other mortgage loans (the "Other Mortgage Loans"), into a trust fund (the "Trust Fund"), the beneficial ownership of which will be evidenced by multiple classes (each, a "Class") of mortgage pass-through certificates (the "Certificates"). One or more "real estate mortgage investment conduit" ("REMIC") elections will be made with respect to most of the Trust
Fund. The Trust Fund will be created and the Certificates will be issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing
Agreement"), to be dated as of June 1, 2006, among CCMSI, as depositor, Midland
Loan Services, Inc., as master servicer (the "Master Servicer"), J.E. Robert
Company, Inc., as special servicer (the "Special Servicer"), and LaSalle Bank
National Association, as trustee (the "Trustee"). Capitalized terms used herein
(including the schedules attached hereto) but not defined herein (or in such schedules) have the respective meanings set forth in the Pooling and Servicing
Agreement.

     CCMSI intends to sell certain Classes of the Certificates (the "Publicly
Offered Certificates") to Citigroup Global Markets Inc. ("CGMI"), Barclays
Capital Inc., PNC Capital Markets LLC, Banc of America Securities LLC and
Deutsche Bank Securities Inc. (collectively. the "Dealers"), pursuant to an underwriting agreement dated as of the date hereof (the "Underwriting
Agreement"), between CCMSI and the Dealers. The Publicly Offered Certificates
are more particularly described in a prospectus supplement dated June 20, 2006
(the "Prospectus Supplement") and the accompanying base prospectus dated June 8,
2006 (the "Base Prospectus" and, together with the Prospectus Supplement, the
"Prospectus").

     CCMSI further intends to sell the remaining Classes of the Certificates
(the "Privately Offered Certificates") to CGMI, pursuant to a certificate purchase agreement dated as of the date hereof (the "Certificate Purchase
Agreement"), between CCMSI and CGMI. The Privately Offered Certificates are more particularly described in an offering memorandum dated June 20, 2006 (the
"Memorandum").

     Certain Classes of the Certificates will be assigned ratings by Moody's
Investors Service, Inc. and/or Fitch, Inc. (together, the "Rating Agencies").

     In connection with its sale of the Mortgage Loans, the Seller shall enter into an indemnification agreement dated as of the date hereof (the
"Indemnification Agreement"), between the Seller, CCMSI and the Dealers.

     Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

     SECTION 1. Agreement to Purchase.

     The Seller agrees to sell, and the Purchaser agrees to purchase, the
Mortgage Loans identified on the Mortgage Loan Schedule. The Mortgage Loan
Schedule may be amended to reflect the actual Mortgage Loans delivered to the
Purchaser pursuant to the terms hereof. The Mortgage Loans are expected to have an aggregate principal balance as of the close of business on the Cut-off Date
(the "Seller Mortgage Loan Balance") of $1,834,444,046 (subject to a variance of plus or minus 5.0%), after giving effect to any payments due on or before such date, whether or not such payments are received. The Seller Mortgage Loan
Balance, together with the aggregate principal balance of the Other Mortgage
Loans as of the Cut-off Date (after giving effect to any payments due on or before such date whether or not such payments are received), is expected to equal an aggregate principal balance (the "Cut-off Date Pool Balance") of
$2,263,536,038 (subject to a variance of plus or minus 5.0%). The purchase and sale of the Mortgage Loans shall take place on June 29, 2006 or such other date as shall be mutually acceptable to the parties to this Agreement (the "Closing
Date"). The consideration (the "Aggregate Purchase Price") for the Mortgage
Loans shall consist of a cash amount, payable in immediately available funds, as reflected on the settlement statement agreed to by the Seller and the Purchaser, which amount shall include interest accrued on the Seller Mortgage Loan Balance for the period from and including the Cut-off Date up to but not including the
Closing Date.

     The Aggregate Purchase Price shall be paid to the Seller or its designee by wire transfer in immediately available funds on the Closing Date.

     SECTION 2. Conveyance of Mortgage Loans.

     (a) Effective as of the Closing Date, subject only to receipt by the Seller of the Aggregate Purchase Price and satisfaction or waiver of the other conditions to closing that are for the benefit of the Seller (which conditions shall be deemed to have been satisfied or waived upon the Seller's receipt of the Aggregate Purchase Price), the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse (except as set forth in this Agreement), all the right, title and interest of the Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of such date, on a servicing-released basis, together with all of the Seller's right, title and interest in and to the proceeds of any related title, hazard, primary mortgage or other insurance and any escrow, reserve or comparable accounts related to the Mortgage Loans, subject, in the case of any Mortgage Loan that is part of a Loan Combination, to the rights of the holder(s) of any other mortgage loan(s) in the related Loan Combination in such proceeds and reserve or comparable accounts, and further subject to the understanding that the Seller will sell certain servicing rights to the Master Servicer pursuant to that certain Servicing Rights Purchase Agreement, dated as of the Closing Date, between the Master Servicer and the Seller, and may require that a particular primary servicer remain in place with respect to any or all of the Mortgage
Loans.

                                       2

     (b) The Purchaser or its assignee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-off Date, and all other recoveries of principal and interest collected after the Cut-off Date
(other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date). All scheduled payments of principal and interest due on or before the Cut-off Date but collected after the Cut-off Date, and recoveries of principal and interest collected on or before the Cut-off Date
(only in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date and principal prepayments thereon), shall belong to, and shall be promptly remitted to, the Seller.

     (c) No later than the Closing Date, the Seller shall, on behalf of the
Purchaser, deliver or cause to be delivered to the Trustee (with a copy to the
Master Servicer and the Special Servicer within ten (10) Business Days after the
Closing Date) the documents and instruments specified below under clauses (i),
(ii), (vii), (ix)(A) and (xi)(D) and shall, not later than the date that is 30 days after the Closing Date, deliver or cause to be delivered to the Trustee
(with a copy to the Master Servicer) the remaining documents and instruments specified below with respect to each Mortgage Loan that is a Serviced Mortgage
Loan (the documents and instruments specified below, collectively, the "Mortgage
File"). The Mortgage File for each Mortgage Loan shall contain the following documents:

          (i) the original executed Mortgage Note including any power of attorney related to the execution thereof, together with any and all intervening endorsements thereon, endorsed on its face or by allonge attached thereto (without recourse, representation or warranty, express or implied) to the order of "LaSalle Bank National Association, as trustee for the registered holders of Citigroup Commercial Mortgage Trust, Commercial
     Mortgage Pass-Through Certificates, Series 2006-C4" or in blank (or a lost note affidavit and indemnity with a copy of such Mortgage Note attached thereto);

          (ii) an original or a copy of the Mortgage, together with any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated
     thereon or certified by the applicable recording office;

          (iii) an original or a copy of any related Assignment of Leases (if such item is a document separate from the Mortgage), together with any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated
     thereon or certified by the applicable recording office;

          (iv) an original executed assignment, in recordable form (except for any missing recording information and, if delivered in blank, the name of the assignee), of (A) the Mortgage, (B) any related Assignment of Leases
     (if such item is a document separate from the Mortgage) and (C) any other recorded document relating to the Mortgage Loan otherwise included in the
     Mortgage File, in favor of "LaSalle Bank National Association, as trustee for the registered holders of Citigroup Commercial Mortgage Trust,
     Commercial Mortgage Pass-Through Certificates, Series 2006-C4" (and,

                                       3

     in the case of a Serviced Loan Combination, also on behalf of the related
     Non-Trust Loan Noteholder(s)), or in blank;

          (v) an original assignment of all unrecorded documents relating to the
     Mortgage Loan (to the extent not already assigned pursuant to clause (iv)
     above), in favor of "LaSalle Bank National Association, as trustee for the registered holders of Citigroup Commercial Mortgage Trust, Commercial
     Mortgage Pass-Through Certificates, Series 2006-C4" (and, in the case of a
     Serviced Loan Combination, also on behalf of the related Non-Trust Loan
     Noteholder(s)), or in blank;

          (vi) originals or copies of any consolidation, assumption, substitution and modification agreements in those instances where the terms or provisions of the Mortgage or Mortgage Note have been consolidated or modified or the Mortgage Loan has been assumed or consolidated;

          (vii) the original or a copy of the policy or certificate of lender's title insurance or, if such policy has not been issued or located, an original or copy of an irrevocable, binding commitment (which may be a pro forma policy or specimen version of, or a marked commitment for, the policy that has been executed by an authorized representative of the title company or an agreement to provide the same pursuant to binding escrow instructions executed by an authorized representative of the title company) to issue such title insurance policy;

          (viii) any filed copies (bearing evidence of filing) or other evidence of filing reasonably satisfactory to the Purchaser of any prior UCC
     Financing Statements in favor of the originator of the Mortgage Loan or in favor of any assignee prior to the Trustee (but only to the extent the
     Seller had possession of such UCC Financing Statements when it was to deliver the subject Mortgage File on or prior to the Closing Date) and, if there is an effective UCC Financing Statement and continuation statement in favor of the Seller on record with the applicable public office for UCC
     Financing Statements, an original UCC Financing Statement assignment, in form suitable for filing in favor of "LaSalle Bank National Association, as trustee for the registered holders of Citigroup Commercial Mortgage
     Pass-Through Certificates, Series 2006-C4" (and, in the case of any
     Serviced Loan Combination, also on behalf of the related Non-Trust Loan
     Noteholder(s)), as assignee, or in blank;

          (ix) an original or a copy of any (A) Ground Lease and ground lessor estoppel, (B) loan guaranty or indemnity, (C) lender's environmental insurance policy or (D) lease enhancement policy;

          (x) any intercreditor, co-lender or similar agreement relating to permitted debt of the Mortgagor;

          (xi) copies of any (A) loan agreement, (B) escrow agreement, (C)
     security agreement or (D) letter of credit relating to the Mortgage Loan
     (with the original of any such letter of credit to be delivered to the
     Master Servicer); and

                                       4

          (xii) if such Mortgage Loan is part of a Loan Combination, all of the above documents with respect to each related Non-Trust Loan, together with the related co-lender agreement; provided that a copy of the Mortgage Note relating to each such Non-Trust Loan, rather than the original, shall be provided, and no endorsements to such note shall be provided.

     With respect to the Crossed Loans constituting a Crossed Group, the existence of any document required to be in the Mortgage File of any Crossed
Loan in such Crossed Group shall be sufficient to satisfy the requirements of this Agreement for delivery of such document as a part of the Mortgage File of each of the other Crossed Loans in such Crossed Group.

     References in this Agreement to "Document Defect" mean that any document constituting part of the Mortgage File for any Mortgage Loan has not been properly executed, is missing (beyond the time period required for its delivery hereunder), contains information that does not conform in any material respect with the corresponding information set forth in the Mortgage Loan Schedule or does not appear regular on its face.

     (d) The Seller shall take all actions reasonably necessary to permit the
Trustee to fulfill its obligations pursuant to Section 2.01(d) of the Pooling and Servicing Agreement, including bearing the out-of-pocket costs and expenses of the Trustee in connection with the performance by the Trustee of its recording, filing and delivery obligations pursuant to Section 2.01(d) of the
Pooling and Servicing Agreement.

     (e) The Seller shall deliver or cause to be delivered to the Master
Servicer or the Master Servicer's designee: (i) within ten (10) days after the
Closing Date, all documents and records in the Seller's possession (except draft documents, attorney-client privileged communications and internal correspondence, credit underwriting or due diligence analyses, credit committee briefs or memoranda or other internal approval documents or data or internal worksheets, memoranda, communications or evaluations and other underwriting analysis of the Seller) relating to, and necessary for the servicing and administration of, each Mortgage Loan and that are not required to be part of the Mortgage File in accordance with the definition thereof (including, without limitation, any original letters of credit relating to any Mortgage Loan); and
(ii) within two (2) Business Days after the Closing Date, any and all escrow amounts and reserve amounts in the Seller's possession or under its control that relate to the Mortgage Loans.

     (f) The Seller shall take such actions as are reasonably necessary to assign or otherwise grant to the Trust Fund the benefit of any letters of credit in the name of the Seller which secure any Mortgage Loan. Without limiting the generality of the foregoing, if a draw upon a letter of credit is required before its transfer to the Trust Fund can be completed, the Seller shall draw upon such letter of credit for the benefit of the Trust pursuant to written instructions from the Master Servicer.

     (g) After the Seller's transfer of the Mortgage Loans to or at the direction of the Purchaser, the Seller shall not take any action to suggest that the Purchaser is not the legal owner of the Mortgage Loans.

                                       5

     SECTION 3. Representations, Warranties and Covenants of Seller.

     (a) The Seller hereby represents and warrants to and covenants with the
Purchaser, as of the date hereof, that:

          (i) The Seller is a corporation organized and validly existing and in good standing under the laws of the State of New York and possesses all requisite authority, power, licenses, permits and franchises to carry on its business as currently conducted by it and to execute, deliver and comply with its obligations under the terms of this Agreement;

          (ii) This Agreement has been duly and validly authorized, executed and delivered by the Seller and, assuming due authorization, execution and delivery hereof by the Purchaser, constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the enforcement of creditors' rights in general and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law), and by public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement which purport to provide indemnification from liabilities under applicable securities laws;

          (iii) The execution and delivery of this Agreement by the Seller and the Seller's performance and compliance with the terms of this Agreement will not (A) violate the Seller's organizational documents, (B) violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default)
     under, or result in the breach of, any material contract, agreement or other instrument to which the Seller is a party or by which the Seller is bound, which violation, default or breach, in the case of either clause
     (iii)(B) or (iii)(C) might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the financial condition or the operations of the Seller or its properties
     (taken as a whole) or have consequences that would materially and adversely affect its performance hereunder;

          (iv) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the financial condition or the operations of the Seller or its properties (taken as a whole) or have consequences that would materially and adversely affect its performance hereunder;

          (v) The Seller is not a party to or bound by any agreement or instrument or subject to any certificate of incorporation, bylaws or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the

                                       6

     ability of the Seller to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this
     Agreement or the performance by the Seller of its obligations under this
     Agreement (except to the extent such consent has been obtained);

          (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of, or compliance by the Seller with, this
     Agreement or the consummation of the transactions involving the Seller contemplated by this Agreement except as have previously been obtained, and no bulk sale law applies to such transactions;

          (vii) No litigation is pending or, to the Seller's knowledge, threatened against the Seller that would, in the Seller's good faith and reasonable judgment, prohibit its entering into this Agreement or materially and adversely affect the performance by the Seller of its obligations under this Agreement; and

          (viii) For purposes of accounting under generally accepted accounting principles ("GAAP"), and for federal income tax purposes, the Seller will report the transfer of the Mortgage Loans to the Purchaser as a sale of the
     Mortgage Loans to the Purchaser in exchange for consideration contemplated by this Agreement. The consideration received by the Seller upon the sale of the Mortgage Loans to the Purchaser will constitute at least reasonably equivalent value and fair consideration for the Mortgage Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loans to the Purchaser. The Seller is not transferring the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of the creditors of the Seller or on account of an antecedent debt.

     (b) The Seller hereby makes, on the date hereof and on the Closing Date, the representations and warranties contained in Schedule I and Schedule II hereto with respect to each Mortgage Loan, for the benefit of the Purchaser, which representations and warranties are subject to the exceptions set forth on
Schedule III. References in this Agreement to "Breach" mean a breach of any such representations and warranties made pursuant to this Section 3(b) with respect to any Mortgage Loan.

     (c) If the Seller receives, pursuant to Section 2.03(a) of the Pooling and
Servicing Agreement, written notice of a Document Defect or a Breach relating to a Mortgage Loan, and if such Document Defect or Breach shall materially and adversely affect the value of the applicable Mortgage Loan or the interests of the Certificateholders therein, then the Seller shall, not later than 90 days from receipt of such notice (or, in the case of a Document Defect or Breach relating to a Mortgage Loan not being a "qualified mortgage" within the meaning of the REMIC Provisions (a "Qualified Mortgage"), not later than 90 days from any party to the Pooling and Servicing Agreement discovering such Document
Defect or Breach, provided the Seller receives such notice in a timely manner), cure such Document Defect or Breach, as the case may be, in all material respects, or, if such Document Defect or Breach (other than omissions solely due to a document not having been returned by the related recording office) cannot be cured within such 90-day period, (i) repurchase the affected Mortgage Loan at the applicable Purchase Price not later than the end of such 90-day period, or
(ii) substitute a

                                       7

Qualified Substitute Mortgage Loan for such affected Mortgage Loan not later than the end of such 90-day period (and in no event later than the second anniversary of the Closing Date) and pay the Master Servicer for deposit into the Collection Account, any Substitution Shortfall Amount in connection therewith; provided that, if a Document Defect or Breach is capable of being cured but not within such 90-day period and the Seller has commenced and is diligently proceeding with the cure of such Document Defect or Breach within such 90-day period, then unless such Document Defect or Breach would cause the
Mortgage Loan not to be a Qualified Mortgage, such Seller shall have an additional 90 days to complete such cure (or, failing such cure, to repurchase or substitute for the related Mortgage Loan); and provided, further, that with respect to such additional 90-day period the Seller shall have delivered an officer's certificate to the Trustee setting forth what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Document Defect or Breach will be cured within the additional 90-day period; and provided, further, that if the cure of any
Document Defect or Breach would require an expenditure on the part of the Seller in excess of $10,000, then the Seller may, at its option, within the time period provided above, elect to purchase or replace the affected Mortgage Loan in accordance with this Section 3 without attempting to cure such Document Defect or Breach, as the case may be. For a period of two years from the Closing Date, so long as there remains any Mortgage File relating to a Mortgage Loan as to which there is an uncured Document Defect, the Seller shall provide the officer's certificate to the Trustee described above as to the reasons such
Document Defect remains uncured and as to the actions being taken to pursue cure.

     No substitution of a Qualified Substitute Mortgage Loan or Qualified
Substitute Mortgage Loans may be made in any calendar month after the
Determination Date in such month. Periodic Payments due with respect to any
Qualified Substitute Mortgage Loan after the related due date in the month of substitution shall be part of the Trust Fund, and Periodic Payments received with respect to the replaced Mortgage Loan or a repurchased Mortgage Loan after the related date of substitution or repurchase, as the case may be, shall belong to the Seller. Periodic Payments due with respect to any Qualified Substitute
Mortgage Loan on or prior to the related due date in the month of substitution shall not be part of the Trust Fund and shall be remitted to the Seller promptly following receipt, and Periodic Payments received with respect to the replaced
Mortgage Loan or a repurchased Mortgage Loan up to and including the related date of substitution or repurchase, as the case may be, shall belong to the
Trust Fund.

     (d) If (i) any Mortgage Loan is required to be repurchased or substituted for in the manner described above, (ii) such Mortgage Loan is a Crossed Loan, and (iii) the applicable Document Defect or Breach does not constitute a
Document Defect or Breach, as the case may be, as to any other Crossed Loan in such Crossed Group (without regard to this paragraph), then the applicable
Document Defect or Breach, as the case may be, will be deemed to constitute a
Document Defect or Breach, as the case may be, as to each other Crossed Loan in the Crossed Group for purposes of this paragraph, and the Seller will be required to repurchase or substitute for the remaining Crossed Loan(s) in the related Crossed Group as provided in the immediately preceding paragraph unless:
(x) such other Crossed Loans in such Crossed Group satisfy the Crossed Loan
Repurchase Criteria; (y) the Seller (at its expense) shall have furnished the
Trustee with an Opinion of Counsel to the effect that the repurchase of or substitution for the affected Crossed Loan only, including, without limitation, any modification required with respect to such repurchase or substitution, shall not cause an Adverse REMIC Event; and (z) the repurchase of

                                       8

or substitution for the affected Crossed Loan only shall satisfy all other criteria for repurchase or substitution, as applicable, of Mortgage Loans set forth herein or in the Pooling and Servicing Agreement. If the conditions set forth in clauses (x), (y) and (z) of the prior sentence are satisfied, the
Seller may elect either to repurchase or substitute for only the affected
Crossed Loan as to which the related Document Defect or Breach exists or to repurchase or substitute for all of the Crossed Loans in the related Crossed
Group. The Seller shall be responsible for the cost of any Appraisal required to be obtained by the Master Servicer to determine if the Crossed Loan Repurchase
Criteria have been satisfied, so long as the scope and cost of such Appraisal has been approved by the Seller (such approval not to be unreasonably withheld).
To the extent that the Seller is required to purchase or substitute for a
Crossed Loan hereunder in the manner prescribed above while the Purchaser continues to hold any other Crossed Loans in such Crossed Group, neither the
Seller nor the Purchaser shall enforce any remedies against the other's Primary
Collateral, but each is permitted to exercise remedies against the Primary
Collateral securing its respective Crossed Loans, including, with respect to the
Purchaser, the Primary Collateral securing the Crossed Loans still held by the
Purchaser, so long as such exercise does not materially impair the ability of the other party to exercise its remedies against its Primary Collateral.

     If the exercise of remedies by one party would materially impair the ability of the other party to exercise its remedies with respect to the Primary
Collateral securing the Crossed Loans held by such party, then the Seller and the Purchaser shall forbear from exercising such remedies until the Mortgage
Loan documents evidencing and securing the relevant Crossed Loans can be modified in a manner that complies with this Agreement to remove the threat of material impairment as a result of the exercise of remedies or some other accommodation can be reached. Any reserve or other cash collateral or letters of credit securing the Crossed Loans shall be allocated between such Crossed Loans in accordance with the Mortgage Loan documents or, if not specified in the related Mortgage Loan documents, on a pro rata basis based upon their outstanding Stated Principal Balances. Notwithstanding the foregoing, if a
Crossed Loan included in the Trust Fund is modified to terminate the related cross-collateralization and/or cross-default provisions, as a condition to such modification, the Seller shall furnish to the Trustee an Opinion of Counsel that such modification shall not cause an Adverse REMIC Event. Any expenses incurred by the Purchaser in connection with such modification or accommodation
(including but not limited to recoverable attorney fees) shall be paid by the
Seller.

     Notwithstanding any of the foregoing provisions of this Section 3(d), if there is a Document Defect or Breach (which Document Defect or Breach shall materially and adversely affect the value of the related Mortgage Loan or the interests of the Certificateholders therein) with respect to one or more
Mortgaged Properties with respect to a Mortgage Loan, the Seller shall not be obligated to repurchase or replace the Mortgage Loan if (i) the affected
Mortgaged Property(ies) may be released pursuant to the terms of any partial release provisions in the related Mortgage Loan documents (and such Mortgaged
Property(ies) are, in fact, released) and, to the extent not covered by the applicable release price (if any) required under the related Mortgage Loan documents, the Seller pays (or causes to be paid) any additional amounts necessary to cover all reasonable out-of-pocket expenses reasonably incurred by the Master Servicer, the Special Servicer, the Trustee or the Trust Fund in
connection with such release, (ii) the remaining Mortgaged Property(ies) satisfy the requirements, if any, set forth in the related Mortgage Loan documents and the Seller provides an opinion of counsel to the effect that such

                                       9

release would not cause any REMIC created under the Pooling and Servicing
Agreement to fail to qualify as a REMIC under the Code or result in the imposition of any tax on "prohibited transactions" or "contributions" after the
Startup Day under the REMIC Provisions and (iii) the Seller obtains from each
Rating Agency then rating the Certificates and delivers to the Trustee and the
Master Servicer written confirmation that such release would not cause the then-current ratings of the Certificates rated by it to be qualified, downgraded or withdrawn.

     (e) In connection with any permitted repurchase or substitution of one or more Mortgage Loans contemplated hereby, upon receipt of a certificate from a
Servicing Officer certifying as to the receipt of the Purchase Price or
Substitution Shortfall Amount(s), as applicable, in the Collection Account, and the delivery of the Mortgage File(s) and the Servicing File(s) for the related
Qualified Substitute Mortgage Loan(s) to the Trustee and the Master Servicer,
respectively, if applicable, (i) the Trustee shall execute and deliver such endorsements and assignments as are provided to it by the Master Servicer or the
Seller, in each case without recourse, representation or warranty, as shall be necessary to vest in the Seller, the legal and beneficial ownership of each repurchased Mortgage Loan or replaced Mortgage Loan, as applicable, (ii) the
Trustee, the Master Servicer and the Special Servicer shall each tender to the
Seller, upon delivery to each of them of a receipt executed by the Seller, all portions of the Mortgage File and other documents pertaining to such Mortgage
Loan possessed by it, and (iii) the Master Servicer and the Special Servicer
shall release to the Seller any Escrow Payments and Reserve Funds held by it in respect of such repurchased or replaced Mortgage Loans.

     (f) This Section 3 provides the sole remedy available to the
Certificateholders, or the Trustee on behalf of the Certificateholders, respecting any Document Defect or Breach.

     SECTION 4. Representations and Warranties of the Purchaser. In order to induce the Seller to enter into this Agreement, the Purchaser hereby represents and warrants for the benefit of the Seller as of the date hereof that:

     (a) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Purchaser has the full corporate power and authority and legal right to acquire the Mortgage Loans from the Seller and to transfer the Mortgage Loans to the Trustee.

     (b) This Agreement has been duly and validly authorized, executed and delivered by the Purchaser, all requisite action by the Purchaser's directors and officers has been taken in connection therewith, and (assuming the due authorization, execution and delivery hereof by the Seller) this Agreement constitutes the valid, legal and binding agreement of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by (i) laws relating to bankruptcy, insolvency, reorganization, receivership or moratorium, (ii) other laws relating to or affecting the rights of creditors generally, or (iii) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

     (c) Except as may be required under federal or state securities laws (and which will be obtained on a timely basis), no consent, approval, authorization or order of,

                                       10

registration or filing with, or notice to, any governmental authority or court, is required, under federal or state law, for the execution, delivery and performance by the Purchaser of or compliance by the Purchaser with this
Agreement, or the consummation by the Purchaser of any transaction described in this Agreement.

     (d) None of the acquisition of the Mortgage Loans by the Purchaser, the transfer of the Mortgage Loans to the Trustee, and the execution, delivery or performance of this Agreement by the Purchaser, results or will result in the creation or imposition of any lien on any of the Purchaser's assets or property, or conflicts or will conflict with, results or will result in a breach of, or constitutes or will constitute a default under (i) any term or provision of the
Purchaser's articles of association or bylaws, (ii) any term or provision of any material agreement, contract, instrument or indenture, to which the Purchaser is a party or by which the Purchaser is bound, or (iii) any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Purchaser or its assets, which default might have consequences that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or have consequences that would materially and adversely affect its performance hereunder.

     (e) Under GAAP and for federal income tax purposes, the Purchaser will report the transfer of the Mortgage Loans by the Seller to the Purchaser as a
sale of the Mortgage Loans to the Purchaser in exchange for the consideration contemplated by this Agreement.

     (f) There is no action, suit, proceeding or investigation pending or to the knowledge of the Purchaser, threatened against the Purchaser in any court or by or before any other governmental agency or instrumentality which would, in the
Purchaser's reasonable and good faith judgment, materially and adversely affect the validity of this Agreement or any action taken in connection with the obligations of the Purchaser contemplated herein, or which would be likely to impair materially the ability of the Purchaser to enter into and/or perform under the terms of this Agreement.

     (g) The Purchaser is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the
Purchaser or its properties or might have consequences that would materially and adversely affect its performance hereunder.

     SECTION 5. Closing. The closing of the sale of the Mortgage Loans (the
"Closing") shall be held at the offices of Sidley Austin LLP, New York, New York on the Closing Date.

     The Closing shall be subject to each of the following conditions:

     (a) All of the representations and warranties of the Seller set forth in or made pursuant to Section 3(a) and Section 3(b) of this Agreement and all of the representations and warranties of the Purchaser set forth in Section 4 of this
Agreement shall be true and correct in all material respects as of the Closing
Date;

                                       11

     (b) The Pooling and Servicing Agreement (to the extent it affects the obligations of the Seller hereunder) and all documents specified in Section 6 of this Agreement (the "Closing Documents"), in such forms as are agreed upon and acceptable to CCMSI, the Seller, the Dealers and their respective counsel in their reasonable discretion, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

     (c) The Seller or its designee shall have delivered and released to the
Trustee (or a Custodian on its behalf) and the Master Servicer, respectively, all documents represented to have been or required to be delivered to the
Trustee and the Master Servicer on or before the Closing Date pursuant to
Section 2 of this Agreement;

     (d) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects and the Seller and the Purchaser shall each have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

     (e) The Seller shall have paid all fees and expenses payable by it to CCMSI or otherwise pursuant to this Agreement as of the Closing Date; and

     (f) Letters from an independent accounting firm reasonably acceptable to
CCMSI and the Seller in form satisfactory to CCMSI, relating to certain information regarding the Mortgage Loans and Certificates as set forth in the
Prospectus, the Prospectus Supplement and other disclosure documents.

     Both parties agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the
Mortgage Loans on the Closing Date.

     SECTION 6. Closing Documents. The Closing Documents shall consist of the following:

     (a) This Agreement, the Pooling and Servicing Agreement and the
Indemnification Agreement, in each case duly executed by all parties thereto;

     (b) A certificate of the Seller, executed by a duly authorized officer of the Seller and dated the Closing Date, and upon which CCMSI and the Dealers may rely, to the effect that: (i) the representations and warranties of the Seller in this Agreement and the Indemnification Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date, subject, in the case of the representations and warranties made by the Seller pursuant to Section 3(b) of this Agreement, to the exceptions to such representations and warranties set forth in Schedule III to this Agreement; and
(ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this
Agreement to be performed or satisfied at or prior to the Closing Date;

     (c) An officer's certificate from the Seller, dated the Closing Date, and upon which CCMSI and the Dealers may rely, to the effect that each individual who, as an officer or

                                       12

representative of the Seller, signed this Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

     (d) True and complete copies of the certificate of incorporation and by-laws of the Seller (as certified to by the Secretary or an assistant secretary of the Seller), and a certificate of good standing of the Seller issued by the State of New York not earlier than thirty (30) days prior to the
Closing Date;

     (e) A written opinion of counsel for the Seller (which opinion may be from in-house counsel, outside counsel or a combination thereof), relating to certain corporate and enforceability matters and reasonably satisfactory to the
Purchaser, its counsel and the Rating Agencies, dated the Closing Date and addressed to CCMSI, the Trustee, the Dealers and the Rating Agencies, together with such other written opinions as may be required by the Rating Agencies;

     (f) Such further certificates, opinions and documents as the Purchaser may reasonably request prior to the sale of the Mortgage Loans by the Seller to the
Purchaser; and

     (g) A written opinion of counsel for the Purchaser (which opinion may be from in-house counsel, outside counsel, or a combination thereof, and may include a reliance letter addressed to the Seller with respect to opinions given to other parties) relating to certain corporate and enforceability matters and reasonably satisfactory to the Seller and its counsel, dated the Closing Date and addressed to the Seller.

     SECTION 7. Costs. The Seller shall pay (or shall reimburse the Purchaser to the extent that the Purchaser has paid) the Seller's pro rata portion of the aggregate of the following amounts (the Seller's pro rata portion to be determined according to the percentage that the Seller Mortgage Loan Balance represents of the Cut-off Date Pool Balance, the exact amount of which shall be as set forth in or determined pursuant to the memorandum of understanding, to which the Seller and the Purchaser (or affiliates thereof) are parties, with respect to the transactions contemplated by this Agreement): (i) the costs and expenses of delivering the Pooling and Servicing Agreement and the Certificates;
(ii) the costs and expenses of printing (or otherwise reproducing) and delivering a final Prospectus and Memorandum and other customary offering materials relating to the Certificates; (iii) the initial fees, costs, and expenses of the Trustee (including reasonable attorneys' fees) incurred in connection with the securitization of the Mortgage Loans and the Other Mortgage
Loans; (iv) the filing fee charged by the Securities and Exchange Commission for registration of the Certificates so registered; (v) the fees charged by the
Rating Agencies to rate the Certificates so rated; (vi) the fees and disbursements of a firm of certified public accountants selected by the
Purchaser and the Seller with respect to numerical information in respect of the
Mortgage Loans, the Other Mortgage Loans and the Certificates included in the
Prospectus, the Memorandum and other customary offering materials, including the cost of obtaining any "comfort letters" with respect to such items; (vii) the reasonable out-of-pocket costs and expenses in connection with the qualification or exemption of the Certificates under state securities or "Blue Sky" laws, including filing fees

                                       13

and reasonable fees and disbursements of counsel in connection therewith, in connection with the preparation of any "Blue Sky" survey and in connection with any determination of the eligibility of the Certificates for investment by institutional investors and the preparation of any legal investment survey;
(viii) the expenses of printing any such "Blue Sky" survey and legal investment survey; and (ix) the reasonable fees and disbursements of counsel to the
Dealers. All other costs and expenses in connection with the transactions contemplated hereunder shall be borne by the party incurring such expense.

     SECTION 8. Grant of a Security Interest. It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Seller to the
Purchaser as provided in Section 2 hereof be, and be construed as, a sale of the
Mortgage Loans by the Seller to the Purchaser and not as a pledge of the
Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then,
(a) it is the express intent of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller, and (b) (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the Uniform
Commercial Code of the applicable jurisdiction; (ii) the conveyance provided for in Section 2 hereof shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the Mortgage Loans, and all amounts payable to the holder of the Mortgage
Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including, without limitation, all amounts, other than investment earnings, from time to time held or invested in the Collection
Account, the Distribution Account or, if established, the REO Account (each as defined in the Pooling and Servicing Agreement) whether in the form of cash, instruments, securities or other property; (iii) the assignment to the Trustee of the interest of the Purchaser in and to the Mortgage Loans pursuant to the
Pooling and Servicing Agreement, as contemplated by Section 1 hereof shall be deemed to be an assignment of any security interest created hereunder; (iv) the possession by the Trustee or any of its agents, including, without limitation, the Custodian, of the Mortgage Notes, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be possession by the secured party for purposes of perfecting the security interest pursuant to Section 9-313 of the Uniform Commercial Code of the applicable jurisdiction; and (v) notifications to persons (other than the
Trustee) holding such property, and acknowledgments, receipts or confirmations from persons (other than the Trustee) holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents (as applicable) of the secured party for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the
Pooling and Servicing Agreement, and in connection therewith the Seller authorizes the Purchaser to file any and all appropriate Uniform Commercial Code financing statements.

     SECTION 9. Notices. All notices, copies, requests, consents, demands and other communications in connection herewith shall be in writing and telecopied or delivered to

                                       14

the intended recipient at the "Address for Notices" specified for such party on Exhibit A hereto or, as to either party, at such other address as shall be designated by such party in a notice hereunder to the other party.
Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

     SECTION 10. Representations, Warranties and Agreements to Survive Delivery.
All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the
Purchaser (and by the Purchaser to the Trustee).

     SECTION 11. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

     SECTION 12. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

     SECTION 13. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS, DUTIES,
OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED IN
ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF NEW YORK. THE PARTIES HERETO
INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS
LAW SHALL APPLY TO THIS AGREEMENT.

     SECTION 14. Attorneys' Fees. If any legal action, suit or proceeding is commenced between the Seller and the Purchaser regarding their respective rights and obligations under this Agreement, the prevailing party shall be entitled to recover, in addition to damages or other relief, costs and expenses, attorneys'
fees and court costs (including, without limitation, expert witness fees). As used herein, the term "prevailing party" shall mean the party which obtains the principal relief it has sought, whether by compromise settlement or judgment. If the party which commenced or instituted the action, suit or proceeding shall dismiss or discontinue it without the concurrence of the other party, such other party shall be deemed the prevailing party.

                                       15

     SECTION 15. Further Assurances. The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

     SECTION 16. Successors and Assigns. The rights and obligations of the
Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the
Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the
Purchaser and their permitted successors and assigns. No holder or beneficial owner of a Certificate shall be deemed a permitted successor or assign to the
Purchaser solely by reason of its interest in such Certificate.

     SECTION 17. Amendments. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party against whom such waiver or modification is sought to be enforced. No amendment to the Pooling and Servicing
Agreement which relates to defined terms contained therein, Section 2.01(d)
thereof or the repurchase obligations or any other obligations of the Seller shall be effective against the Seller (in such capacity) unless the Seller shall have agreed to such amendment in writing.

     SECTION 18. Accountants' Letters. The parties hereto shall cooperate with accountants designated by CCMSI and reasonably acceptable to the Seller in making available all information and taking all steps reasonably necessary to permit such accountants to deliver the letters required by the Underwriting
Agreement and/or the Certificate Purchase Agreement.

     SECTION 19. Knowledge. Whenever a representation or warranty or other statement in this Agreement is made with respect to a Person's "knowledge", such statement refers to such Person's employees or agents who were or are responsible for or involved with the indicated matter and have actual knowledge of the matter in question.

     SECTION 20. Disclosure Materials. The Purchaser shall provide the Seller with a copy of the Memorandum and the Prospectus Supplement promptly following their becoming available.

     SECTION 21. ShopKo Portfolio. Notwithstanding anything to the contrary contained herein, it is understood and agreed that: (i) the Mortgage Loan identified on the Mortgage Loan Schedule by loan number 1 is part of an aggregate debt secured by the Mortgaged Properties identified on the Mortgage
Loan Schedule as the ShopKo Portfolio; (ii) one of the Other Mortgage Loans will also constitute part of that same aggregate debt (such

                                       16

Other Mortgage Loan, the "Other ShopKo Portfolio Mortgage Loan"); and (iii) the
Seller shall have no obligations or liabilities associated with the Other ShopKo
Portfolio Mortgage Loan.

                   [SIGNATURES COMMENCE ON THE FOLLOWING PAGE]

                                       17

     IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                           SELLER
                                           ------

                                           CITIGROUP GLOBAL MARKETS REALTY
                                            CORP.

                                           By: /s/ Angela Vleck
                                               ---------------------------------
                                               Name:  Angela Vleck
                                               Title: Authorized Signatory

                                           PURCHASER
                                           ---------

                                           CITIGROUP COMMERCIAL MORTGAGE
                                            SECURITIES INC.

                                           By: /s/ Angela Vleck
                                               ---------------------------------
                                               Name:  Angela Vleck
                                               Title: Vice President

                        MORTGAGE LOAN PURCHASE AGREEMENT

                                    EXHIBIT A
                                    ---------

ADDRESS FOR NOTICES
-------------------

Seller:
-------

Address for Notices:

Citigroup Global Markets Realty Corp.
388 Greenwich Street
New York, New York  10013
Attn:  Angela Vleck

Facsimile Number: (212) 816-8307

Purchaser:
----------

Address for Notices:

Citigroup Commercial Mortgage Securities Inc.
388 Greenwich Street
New York, New York  10013
Attn:  Angela Vleck
Facsimile Number:  (212) 816-8307

                                   SCHEDULE I
                                   ----------

                 GENERAL MORTGAGE REPRESENTATIONS AND WARRANTIES

     1. The information pertaining to each Mortgage Loan set forth in the
Mortgage Loan Schedule was true and correct in all material respects as of the
Cut-off Date.

     2. As of the date of its origination, such Mortgage Loan and the interest
(exclusive of any default interest, late charges or prepayment premiums)
contracted for thereunder, complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan, including those pertaining to usury.

     3. Immediately prior to the sale, transfer and assignment to the Purchaser, the Seller had good and marketable title to, and was the sole owner of, each
Mortgage Loan and the Seller is transferring such Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such Mortgage Loan, but subject to certain agreements regarding servicing as provided in the Pooling and Servicing Agreement, subservicing agreements permitted thereunder and that certain Servicing Rights Purchase
Agreement dated as of the Closing Date between the Master Servicer and the
Seller. Upon consummation of the transactions contemplated by the Mortgage Loan
Purchase Agreement, the Seller will have validly and effectively conveyed to the
Purchaser all legal and beneficial interest in and to such Mortgage Loan free and clear of any pledge, lien or security interest.

     4. The proceeds of such Mortgage Loan have been fully disbursed (except to the extent that a portion of such proceeds is being held in escrow or reserve accounts) and there is no requirement for future advances thereunder by the
Mortgagee.

     5. Each related Mortgage Note, Mortgage, Assignment of Leases (if any) and
other agreement executed by the Mortgagor in connection with such Mortgage Loan is a legal, valid and binding obligation of the related Mortgagor (subject to any non-recourse provisions therein and any state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except (a) that certain provisions contained in such Mortgage Loan documents are or may be unenforceable in whole or in part under applicable state or federal laws, but neither the application of any such laws to any such provision nor the inclusion of any such provisions renders any of the Mortgage Loan documents invalid as a whole and such Mortgage Loan documents taken as a whole are enforceable to the extent necessary and customary for the practical realization of the principal rights and benefits afforded thereby and (b) as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditors' rights generally, or by general principles of equity
(regardless of whether such enforcement is considered in a proceeding in equity or at law). The related Mortgage Note and Mortgage contain no

                                      I-1

provision limiting the right or ability of the Seller to assign, transfer and convey the related Mortgage Loan to any other Person.

     6. As of the date of its origination, there was no valid offset, defense, counterclaim, abatement or right to rescission with respect to any of the related Mortgage Notes, Mortgage(s) or other agreements executed in connection therewith, and, as of the Cut-off Date, there is no valid offset, defense, counterclaim or right to rescission with respect to such Mortgage Note,
Mortgage(s) or other agreements, except in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, Additional Interest, prepayment premiums or yield maintenance charges.

     7. Each related assignment of Mortgage and assignment of Assignment of
Leases from the Seller to the Trustee constitutes the legal, valid and binding assignment from the Seller, except as such enforcement may be limited by bankruptcy, insolvency, redemption, reorganization, liquidation, receivership, moratorium or other laws relating to or affecting creditors' rights generally or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). Each Mortgage and Assignment of
Leases is freely assignable.

     8. Each related Mortgage is a valid and enforceable first lien on the related Mortgaged Property subject only to the exceptions and limitations set forth in representation (5) above and the following title exceptions (each such title exception, a "Title Exception", and collectively, the "Title Exceptions"):
(a) the lien of current real property taxes, ground rents, water charges, sewer rents and assessments not yet delinquent or accruing interest or penalties, (b)
covenants, conditions and restrictions, rights of way, easements and other matters of public record, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged
Property or the security intended to be provided by such Mortgage or with the
Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged
Property, (c) the exceptions (general and specific) and exclusions set forth in the applicable policy described in representation (12) below or appearing of record, none of which, individually or in the aggregate, materially interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property, (d) other matters to which like properties are commonly subject, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged
Property or the security intended to be provided by such Mortgage or with the
Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged
Property, (e) the right of tenants (whether under ground leases, space leases or operating leases) at the Mortgaged Property to remain following a foreclosure or similar proceeding (provided that such tenants are performing under such leases), (f) if such Mortgage Loan is cross-collateralized with any other
Mortgage Loan, the lien of

                                      I-2

the Mortgage for such other Mortgage Loan, and (g) if such Mortgage Loan is part of a Loan Combination, the lien of the Mortgage for the related Non-Trust Loan.
Except with respect to cross-collateralized and cross-defaulted Mortgage Loans and Mortgage Loans that are part of a Loan Combination, there are no mortgage loans that are senior or pari passu in right of payment with the subject
Mortgage Loan that are secured by the related Mortgaged Property.

     9. UCC Financing Statements have been filed and/or recorded (or, if not filed and/or recorded, have been submitted in proper form for filing and recording) in all public places necessary at the time of the origination of each
Mortgage Loan to perfect a valid security interest in all items of personal property reasonably necessary to operate the Mortgaged Property owned by a
Mortgagor and located on the related Mortgaged Property (other than any personal property subject to a purchase money security interest or a sale and leaseback financing arrangement permitted under the terms of such Mortgage Loan or any other personal property leases applicable to such personal property), to the extent perfection may be effected pursuant to applicable law by recording or filing of UCC Financing Statements, and the Mortgages, security agreements, chattel mortgages or equivalent documents related to and delivered in connection with the related Mortgage Loan establish and create a valid and enforceable lien and security interest on such items of personalty except as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditor's rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). Notwithstanding any of the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of UCC
Financing Statements are required in order to effect such perfection.

     10. All real estate taxes and governmental assessments, or installments thereof, which would be a lien on the Mortgaged Property and that prior to the
Cut-off Date have become delinquent in respect of each related Mortgaged
Property, have been paid, or an escrow of funds in an amount sufficient
(together with escrow payments required to be made prior to delinquency) to cover such payments has been established. For purposes of this representation and warranty, real estate taxes and governmental assessments and installments thereof shall not be considered delinquent until the earlier of (a) the date on which interest and/or penalties would first be payable thereon and (b) the date on which enforcement action is entitled to be taken by the related taxing authority.

     11. To the Seller's actual knowledge as of the Cut-off Date, and to the
Seller's actual knowledge based solely upon due diligence customarily performed with the origination of comparable mortgage loans by the Seller, each related
Mortgaged Property was free and clear of any material damage (other than deferred maintenance for which escrows were established at origination) that would materially and adversely affect the value of such Mortgaged Property as security for the Mortgage Loan, and to the Seller's actual knowledge as of the
Cut-off Date there was no proceeding pending for the total or partial condemnation of such Mortgaged Property.

                                      I-3

     12. The lien of each related Mortgage as a first priority lien in the original principal amount of such Mortgage Loan (and, in the case of a Mortgage
Loan that is part of a Loan Combination, in the original (aggregate, if applicable) principal amount of the other mortgage loan(s) constituting the related Loan Combination) after all advances of principal (as set forth on the
Mortgage Loan Schedule) is insured by an ALTA lender's title insurance policy
(or a binding commitment therefor), or its equivalent as adopted in the applicable jurisdiction, insuring the Seller, its successors and assigns, subject only to the Title Exceptions; the Seller or its successors or assigns is the named insured of such policy; such policy is assignable in connection with the assignment of the related Mortgage Note without consent of the insurer and will inure to the benefit of the Trustee as mortgagee of record; such policy is in full force and effect upon the consummation of the transactions contemplated by this Agreement; all premiums thereon have been paid; no material claims have been made under such policy and the Seller has not done anything, by act or omission, and the Seller has no actual knowledge of any matter, which would impair or diminish the coverage of such policy. The insurer issuing such policy is either (x) a nationally recognized title insurance company or (y) qualified to do business in the jurisdiction in which the related Mortgaged Property is located to the extent required; and such policy contains no material exclusions for, or affirmatively insures (except for any Mortgaged Property located in a jurisdiction where such insurance is not available) (a) access to a public road or (b) against any loss due to encroachments of any material portion of the improvements thereon.

     13. As of the date of its origination, all insurance coverage required under each related Mortgage was in full force and effect with respect to each related Mortgaged Property, which insurance covered such risks as were customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related
Mortgaged Property in the jurisdiction in which such Mortgaged Property is located, and with respect to a fire and extended perils insurance policy, was in an amount (subject to a customary deductible) at least equal to the lesser of
(i) the replacement cost of improvements located on such Mortgaged Property, or
(ii) the original principal balance of the Mortgage Loan (and, in the case of a
Mortgage Loan that is part of a Loan Combination, in the original (aggregate, if applicable) principal amount of the other mortgage loan(s) constituting the related Loan Combination), and in any event, in an amount necessary to prevent operation of any co-insurance provisions, and, except if such Mortgaged Property is operated as a mobile home park, such Mortgaged Property is also covered by business interruption or rental loss insurance, in an amount at least equal to
12 months of operations of the related Mortgaged Property (or in the case of a
Mortgaged Property without any elevator, 6 months); and as of the Cut-off Date, to the actual knowledge of the Seller, all insurance coverage required under each Mortgage, which insurance covers such risks and is in such amounts as are customarily acceptable to prudent commercial and multifamily

                                      I-4

mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property in the jurisdiction in which such Mortgaged
Property is located, is in full force and effect with respect to each related
Mortgaged Property; and all premiums due and payable through the Closing Date have been paid; and no notice of termination or cancellation with respect to any such insurance policy has been received by the Seller. Except for certain amounts not greater than amounts which would be considered prudent by a commercial and multifamily mortgage lending institution with respect to a similar mortgage loan and which are set forth in the related Mortgage, any insurance proceeds in respect of a casualty loss are required to be applied either (i) to the repair or restoration of all or part of the related Mortgaged
Property or (ii) to the reduction of the outstanding principal balance of the
Mortgage Loan, subject in either case to requirements with respect to leases at the related Mortgaged Property and to other exceptions customarily provided for by prudent commercial and multifamily mortgage lending institutions for similar loans. The Mortgaged Property is also covered by comprehensive general liability insurance against claims for personal and bodily injury, death or property damage occurring on, in or about the related Mortgaged Property, in an amount customarily required by prudent commercial and multifamily mortgage lending institutions.

     The insurance policies contain a standard mortgagee clause naming the holder of the related Mortgage, its successors and assigns as loss payee, in the case of a property insurance policy, and additional insured in the case of a liability insurance policy, and provide that they are not terminable without 30 days prior written notice to the Mortgagee (or, with respect to non-payment, 10 days prior written notice to the Mortgagee) or such lesser period as prescribed by applicable law. Each Mortgage requires that the Mortgagor maintain insurance as described above or permits the Mortgagee to require insurance as described above, and permits the Mortgagee to purchase such insurance at the Mortgagor's expense if Mortgagor fails to do so.

     14. Other than payments due but not yet 30 days or more delinquent, to the
Seller's actual knowledge, based upon due diligence customarily performed with the servicing of comparable mortgage loans by prudent commercial and multifamily mortgage lending institutions, there is no material default, breach, violation or event of acceleration existing under the related Mortgage or the related
Mortgage Note, and to the Seller's actual knowledge no event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration; provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation and warranty made by the Seller in any paragraph of this Schedule I or in any paragraph of Schedule
II; and the Seller has not waived any material default, breach, violation or event of acceleration under such Mortgage or Mortgage Note, except for a written waiver contained in the related Mortgage File being delivered to the Purchaser, and pursuant to the terms of the related Mortgage or the related Mortgage Note and other documents in the related Mortgage File, no Person or party other than the holder of such Mortgage Note may declare any event of default or accelerate the related indebtedness under either of such Mortgage or Mortgage Note.

     15. As of the Closing Date, each Mortgage Loan is not, and in the prior 12 months (or since the date of origination if such Mortgage Loan has been originated within the past 12 months), has not been, 30 days or more past due in respect of any Scheduled Payment.

                                      I-5

     16. Except with respect to ARD Loans, which provide that the rate at which interest accrues thereon increases after the Anticipated Repayment Date, the
Mortgage Rate (exclusive of any default interest, late charges or prepayment premiums) of such Mortgage Loan is a fixed rate.

     17. No related Mortgage provides for or permits, without the prior written consent of the holder of the Mortgage Note, any related Mortgaged Property to secure any other promissory note or obligation except as expressly described in such Mortgage or other Mortgage Loan document.

     18. Each Mortgage Loan is directly secured by a Mortgage on a commercial property or a multifamily residential property, and either (a) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect the portion of such commercial or multifamily residential property that consists of an interest in real property (within the meaning of Treasury Regulations
Sections 1.856-3(c) and 1.856-3(d)) and such interest in real property was the only security for such Mortgage Loan as of the Testing Date (as defined below), or (b) the fair market value of the interest in real property which secures such
Mortgage Loan was at least equal to 80% of the principal amount of such Mortgage
Loan (i) as of the Testing Date, or (ii) as of the Closing Date. For purposes of the previous sentence, (A) the fair market value of the referenced interest in real property shall first be reduced by (1) the amount of any lien on such interest in real property that is senior to such Mortgage Loan, and (2) a proportionate amount of any lien on such interest in real property that is on a parity with the Mortgage Loan, and (B) the "Testing Date" shall be the date on which the referenced Mortgage Loan was originated ------------- unless (1) such
Mortgage Loan was modified after the date of its origination in a manner that would cause a "significant modification" of such Mortgage Loan within the meaning of Treasury Regulations Section 1.1001-3(b), and (2) such "significant modification" did not occur at a time when such Mortgage Loan was in default or when default with respect to such Mortgage Loan was reasonably foreseeable.
However, if the referenced Mortgage Loan has been subjected to a "significant modification" after the date of its origination and at a time when such Mortgage
Loan was not in default or when default with respect to such Mortgage Loan was not reasonably foreseeable, the Testing Date shall be the date upon which the latest such "significant modification" occurred.

     19. One or more environmental site assessments, updates or transaction screens thereof were performed by an environmental consulting firm independent of the Seller and the Seller's affiliates with respect to each related Mortgaged
Property during the 18-months preceding the origination of the related Mortgage
Loan, except for those Mortgage Loans identified on Annex A to this Schedule I for which a lender's environmental insurance policy was obtained in lieu of such environmental site assessments, updates and transaction screens, and the Seller, having made no independent inquiry other than to review the report(s) prepared in connection with the assessment(s), updates or transaction screens referenced herein, has no actual knowledge and has received no notice of any material and adverse environmental condition or circumstance affecting such Mortgaged
Property that was not disclosed in such report(s). If any such environmental report identified any Recognized Environmental Condition (REC), as that term is defined in the Standard Practice for Environmental Site Assessments: Phase I

                                      I-6

Environmental Site Assessment Process Designation: E 1527-00, as recommended by the American Society for Testing and Materials (ASTM), with respect to the related Mortgaged Property and the same have not been subsequently addressed in all material respects, then one or more of the following is true: (i) an escrow greater than 100% of the amount identified as necessary by the environmental consulting firm to address the REC is held by the Seller for purposes of effecting same (and the related Mortgagor has covenanted in the Mortgage Loan documents to perform such work); (ii) the related Mortgagor or other responsible party having financial resources reasonably estimated to be adequate to address the REC is required to take such actions or is liable for the failure to take such actions, if any, with respect to such circumstances or conditions as have been required by the applicable governmental regulatory authority or any environmental law or regulation; (iii) the related Mortgagor has provided a lender's environmental insurance policy (in which case such Mortgage Loan is identified on Annex A to this Schedule I); (iv) an operations and maintenance plan has been or will be implemented; (v) such conditions or circumstances were investigated further and based upon such additional investigation, a qualified environmental consultant recommended no further investigation or remediation; or
(vi) the Mortgagor or other responsible party has obtained a no further action letter or other evidence that governmental authorities have no intention of taking any action or requiring any action in respect of the REC. All environmental assessments or updates that were in the possession of the Seller and that relate to a Mortgaged Property insured by an environmental insurance policy have been delivered to or disclosed to the environmental insurance carrier issuing such policy prior to the issuance of such policy.

     20. Each related Mortgage and Assignment of Leases, together with applicable state law, contains customary and enforceable provisions for comparable mortgaged properties similarly situated such as to render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the principal benefits of the security, including realization by judicial or, if applicable, non-judicial foreclosure, subject to the effects of bankruptcy, insolvency, reorganization, receivership, moratorium, redemption, liquidation or similar laws affecting the rights of creditors and the application of principles of equity.

     21. At the time of origination and, to the actual knowledge of Seller as of the Cut-off Date, no Mortgagor is a debtor in any state or federal bankruptcy or insolvency proceeding.

     22. Except with respect to any Mortgage Loan that is part of a Loan
Combination, each Mortgage Loan is a whole loan and contains no equity participation by the Seller or shared appreciation feature and does not provide for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property or, other than the ARD Loans, provide for negative amortization. The Seller holds no preferred equity interest in the related Mortgagor.

     23. Subject to certain exceptions, which are customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property, each related
Mortgage or loan

                                      I-7

agreement contains provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without complying with the requirements of the Mortgage or loan agreement, (a) the related Mortgaged
Property, or any controlling interest in the related Mortgagor, is directly transferred or sold (other than by reason of family and estate planning transfers, transfers by devise, descent or operation of law upon the death or incapacity of a member, general partner or shareholder of the related Mortgagor, transfers of less than a controlling interest in a mortgagor, issuance of non-controlling new equity interests, transfers among existing members, partners or shareholders in the Mortgagor or an affiliate thereof, transfers among affiliated Mortgagors with respect to cross-collateralized and cross-defaulted
Mortgage Loans or multi-property Mortgage Loans or transfers of a similar nature to the foregoing meeting the requirements of the Mortgage Loan, such as pledges of ownership interest that do not result in a change of control) or a substitution or release of collateral is effected other than in the circumstances specified in representation (26) below, or (b) the related
Mortgaged Property is encumbered in connection with subordinate financing by a lien or security interest against the related Mortgaged Property, other than any existing permitted additional debt.

     24. Except as set forth in the related Mortgage File, the terms of the related Mortgage Note and Mortgage(s) have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded in any manner which materially interferes with the security intended to be provided by such
Mortgage.

     25. Each related Mortgaged Property was inspected by or on behalf of the related originator or an affiliate during the 12-month period prior to the related origination date.

     26. Since origination, no material portion of the related Mortgaged
Property has been released from the lien of the related Mortgage in any manner which materially and adversely affects the value of the Mortgage Loan or materially interferes with the security intended to be provided by such
Mortgage, and, except with respect to Mortgage Loans (a) which permit defeasance by means of substituting for the Mortgaged Property (or, in the case of a
Mortgage Loan secured by multiple Mortgaged Properties, one or more of such
Mortgaged Properties) "government securities" within the meaning of Treasury
Regulation Section 1.860G-2(a)(8)(i) sufficient to pay the Mortgage Loans (or portions thereof) in accordance with their terms, (b) where a release of the portion of the Mortgaged Property was contemplated at origination and such portion was not considered material for purposes of underwriting the Mortgage
Loan, (c) where release is conditional upon the satisfaction of certain underwriting and legal requirements and the payment of a release price that represents adequate consideration for such Mortgaged Property or the portion thereof that is being released, (d) which permit the related Mortgagor to substitute a replacement property in compliance with REMIC Provisions or (e)
which permit the release(s) of unimproved out-parcels or other portions of the
Mortgaged Property that will not have a material adverse affect on the underwritten value of the security for the Mortgage Loan or that were not allocated any value in the underwriting during the origination of the Mortgage
Loan, the terms of the related Mortgage do not provide for

                                      I-8

release of any portion of the Mortgaged Property from the lien of the Mortgage except in consideration of payment in full therefor.

     27. To the Seller's actual knowledge, based upon a letter from governmental authorities, a legal opinion, an endorsement to the related title policy, an architect's letter or zoning consultant's report or based upon other due diligence considered reasonable by prudent commercial and multifamily mortgage lending institutions in the area where the applicable Mortgaged Property is located, as of the date of origination of such Mortgage Loan and as of the
Cut-off Date, there are no material violations of any applicable zoning ordinances, building codes and land laws applicable to the Mortgaged Property or the use and occupancy thereof which (a) are not insured by an ALTA lender's title insurance policy (or a binding commitment therefor), or its equivalent as adopted in the applicable jurisdiction, or a law and ordinance insurance policy or (b) would have a material adverse effect on the value, operation or net operating income of the Mortgaged Property.

     28. To the Seller's actual knowledge based on surveys and/or the title policy referred to herein obtained in connection with the origination of each
Mortgage Loan, none of the material improvements which were included for the purposes of determining the appraised value of the related Mortgaged Property at the time of the origination of the Mortgage Loan lies outside of the boundaries and building restriction lines of such property (except Mortgaged Properties which are legal non-conforming uses), to an extent which would have a material adverse affect on the value of the Mortgaged Property or related Mortgagor's use and operation of such Mortgaged Property (unless affirmatively covered by title insurance) and no improvements on adjoining properties encroached upon such
Mortgaged Property to an extent which would have a material adverse affect on the value of the Mortgaged Property or related Mortgagor's use and operation of such Mortgaged Property (unless affirmatively covered by title insurance).

     29. With respect to at least 95% of the Mortgage Loans (by principal balance) having a Cut-off Date Balance in excess of 1% of the Initial Pool
Balance, the related Mortgagor has covenanted in its organizational documents and/or the Mortgage Loan documents to own no significant asset other than the related Mortgaged Property or Mortgaged Properties, as applicable, and assets incidental to its ownership and operation of such Mortgaged Property, and to hold itself out as being a legal entity, separate and apart from any other
Person.

     30. No advance of funds has been made other than pursuant to the loan documents, directly or indirectly, by the Seller to the Mortgagor and, to the
Seller's actual knowledge, no funds have been received from any Person other than the Mortgagor, for or on account of payments due on the Mortgage Note or the Mortgage.

     31. As of the date of origination and, to the Seller's actual knowledge, as of the Cut-off Date, there was no pending action, suit or proceeding, or governmental investigation of which it has received notice, against the
Mortgagor or the related Mortgaged Property the adverse outcome of which could reasonably be expected to materially and adversely affect such Mortgagor's ability to pay principal, interest or any

                                      I-9

other amounts due under such Mortgage Loan or the security intended to be provided by the Mortgage Loan documents or the current use of the Mortgaged
Property.

     32. As of the date of origination, and, to the Seller's actual knowledge, as of the Cut-off Date, if the related Mortgage is a deed of trust, a trustee, duly qualified under applicable law to serve as such, has either been properly designated and serving under such Mortgage or may be substituted in accordance with the Mortgage and applicable law.

     33. Except with respect to any Mortgage Loan that is part of a Loan
Combination, the related Mortgage Note is not secured by any collateral that secures a mortgage loan that is not in the Trust Fund. and each Mortgage Loan that is cross-collateralized is cross-collateralized only with other Mortgage
Loans sold pursuant to this Agreement.

     34. The improvements located on the Mortgaged Property are either not located in a federally designated special flood hazard area or the Mortgagor is required to maintain or the mortgagee maintains, flood insurance with respect to such improvements and such insurance policy is in full force and effect.

     35. All escrow deposits and payments required pursuant to the Mortgage Loan as of the Closing Date required to be deposited with the Seller in accordance with the Mortgage Loan documents have been so deposited, and to the extent not disbursed or otherwise released in accordance with the related Mortgage Loan documents, are in the possession, or under the control, of the Seller or its agent and there are no deficiencies in connection therewith.

     36. To the Seller's actual knowledge, based on the due diligence customarily performed in the origination of comparable mortgage loans by prudent commercial and multifamily mortgage lending institutions with respect to the related geographic area and properties comparable to the related Mortgaged
Property, as of the date of origination of the Mortgage Loan, the related
Mortgagor was in possession of all material licenses, permits and authorizations then required for use of the related Mortgaged Property, and, as of the Cut-off
Date, the Seller has no actual knowledge that the related Mortgagor was not in possession of such licenses, permits and authorizations.

     37. The origination (or acquisition, as the case may be) practices used by the Seller or its affiliates with respect to the Mortgage Loan have been in all material respects legal and the servicing and collection practices used by the
Seller or its affiliates with respect to the Mortgage Loan have met customary industry standards for servicing of commercial mortgage loans for conduit loan programs.

     38. Except for any Mortgage Loan secured by a Mortgagor's leasehold interest in the related Mortgaged Property, the related Mortgagor (or its affiliate) has title in the fee simple interest in each related Mortgaged
Property.

     39. The Mortgage Loan documents for each Mortgage Loan provide that each
Mortgage Loan is non-recourse to the related Mortgagor except that the related

                                      I-10

Mortgagor accepts responsibility for fraud and/or other intentional material misrepresentation. The Mortgage Loan documents for each Mortgage Loan provide that the related Mortgagor shall be liable to the lender for losses incurred due to the misapplication or misappropriation of rents collected in advance or received by the related Mortgagor after the occurrence of an event of default and not paid to the Mortgagee or applied to the Mortgaged Property in the ordinary course of business, misapplication or conversion by the Mortgagor of insurance proceeds or condemnation awards or breach of the environmental covenants in the related Mortgage Loan documents.

     40. Subject to the exceptions set forth in representation (5), the
Assignment of Leases set forth in the Mortgage or separate from the related
Mortgage and related to and delivered in connection with each Mortgage Loan establishes and creates a valid, subsisting and enforceable lien and security interest in the related Mortgagor's interest in all leases, subleases, licenses or other agreements pursuant to which any Person is entitled to occupy, use or possess all or any portion of the real property.

     41. With respect to such Mortgage Loan, any prepayment premium constitutes a "customary prepayment penalty" within the meaning of Treasury Regulations
Section 1.860G-1(b)(2).

     42. If such Mortgage Loan contains a provision for any defeasance of mortgage collateral, such Mortgage Loan permits defeasance (a) no earlier than two years after the Closing Date, and (b) only with substitute collateral constituting "government securities" within the meaning of Treasury Regulations
Section 1.860G-2(a)(8)(i) in an amount sufficient to make all scheduled payments under the Mortgage Note. In addition, if such Mortgage contains such a defeasance provision, it provides (or otherwise contains provisions pursuant to which the holder can require) that an opinion be provided to the effect that such holder has a first priority perfected security interest in the defeasance collateral. The related Mortgage Loan documents permit the lender to charge all of its expenses associated with a defeasance to the Mortgagor (including rating agencies' fees, accounting fees and attorneys' fees), and provide that the related Mortgagor must deliver (or otherwise, the Mortgage Loan documents contain certain provisions pursuant to which the lender can require) (i) an accountant's certification as to the adequacy of the defeasance collateral to make payments under the related Mortgage Loan for the remainder of its term,
(ii) an Opinion of Counsel that the defeasance complies with all applicable
REMIC Provisions, and (iii) assurances from the Rating Agencies that the defeasance will not result in the withdrawal, downgrade or qualification of the ratings assigned to the Certificates. Notwithstanding the foregoing, some of the
Mortgage Loan documents may not affirmatively contain all such requirements, but such requirements are effectively present in such documents due to the general obligation to comply with the REMIC Provisions and/or deliver a REMIC Opinion of
Counsel.

     43. To the extent required under applicable law as of the date of origination, and necessary for the enforceability or collectability of the
Mortgage Loan, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the

                                      I-11

related Mortgaged Property is located at all times when it originated and held the Mortgage Loan.

     44. Neither the Seller nor any affiliate thereof has any obligation to make any capital contributions to the Mortgagor under the Mortgage Loan.

     45. Except with respect to any Mortgage Loan that is part of a Loan
Combination, none of the Mortgaged Properties are encumbered, and none of the
Mortgage Loan documents permit the related Mortgaged Property to be encumbered subsequent to the Closing Date without the prior written consent of the holder thereof, by any lien securing the payment of money junior to or of equal priority with, or superior to, the lien of the related Mortgage (other than
Title Exceptions, taxes, assessments and contested mechanics and materialmen's liens that become payable after the Cut-off Date of the related Mortgage Loan).

                                      I-12

                             ANNEX A (TO SCHEDULE I)

            Mortgage Loans as to Which the Related Mortgagor Obtained
                    a Lender's Environmental Insurance Policy

None.

                                      I-13

                                   SCHEDULE II

                   GROUND LEASE REPRESENTATIONS AND WARRANTIES

     With respect to each Mortgage Loan secured by a leasehold interest (except with respect to any Mortgage Loan also secured by a fee interest in the related
Mortgaged Property), the Seller represents and warrants the following with respect to the related Ground Lease:

          1. Such Ground Lease or a memorandum thereof has been or will be duly recorded no later than 30 days after the Closing Date and such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage or, if consent of the lessor thereunder is required, it has been obtained prior to the Closing Date.

          2. Upon the foreclosure of the Mortgage Loan (or acceptance of a deed in lieu thereof), the Mortgagor's interest in such ground lease is assignable to the mortgagee under the leasehold estate and its assigns without the consent of the lessor thereunder (or, if any such consent is required, it has been obtained prior to the Closing Date).

          3. Such Ground Lease may not be amended, modified, canceled or terminated without the prior written consent of the mortgagee and any such action without such consent is not binding on the mortgagee, its successors or assigns, except termination or cancellation if (a) an event of default occurs under the Ground Lease, (b) notice thereof is provided to the mortgagee and (c) such default is curable by the mortgagee as provided in the Ground Lease but remains uncured beyond the applicable cure period.

          4. To the actual knowledge of the Seller, at the Closing Date, such
     Ground Lease is in full force and effect and other than payments due but not yet 30 days or more delinquent, (a) there is no material default, and
     (b) there is no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default under such Ground Lease.

          5. The Ground Lease or ancillary agreement between the lessor and the lessee requires the lessor to give notice of any default by the lessee to the mortgagee. The ground lease or ancillary agreement further provides that no notice of default given is effective against the mortgagee unless a copy has been given to the mortgagee in a manner described in the ground lease or ancillary agreement.

          6. The ground lease (a) is not subject to any liens or encumbrances superior to, or of equal priority with, the Mortgage, subject, however, to only the Title Exceptions or (b) is subject to a subordination, non-disturbance and attornment agreement to which the mortgagee on the lessor's fee interest in the Mortgaged Property is subject.

          7. A mortgagee is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under the ground lease) to cure any curable default under such Ground Lease before the lessor thereunder may terminate such Ground Lease.

                                      II-1

          8. Such Ground Lease has an original term (together with any extension options, whether or not currently exercised, set forth therein all of which can be exercised by the mortgagee if the mortgagee acquires the lessee's rights under the Ground Lease) that extends not less than 20 years beyond the Stated Maturity Date.

          9. Under the terms of such Ground Lease, any estoppel or consent letter received by the mortgagee from the lessor, and the related Mortgage, taken together, any related insurance proceeds or condemnation award (other than in respect of a total or substantially total loss or taking) will be applied either to the repair or restoration of all or part of the related
     Mortgaged Property, with the mortgagee or a trustee appointed or approved by it having the right to hold and disburse such proceeds as repair or restoration progresses (except in cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial and multifamily mortgage lending institution), or to the payment or defeasance of the outstanding principal balance of the Mortgage Loan, together with any accrued interest
     (except in cases where a different allocation would not be viewed as commercially unreasonable by a prudent commercial and multifamily mortgage lending institution, taking into account the relative duration of the ground lease and the related Mortgage and the ratio of the market value of the related Mortgaged Property to the outstanding principal balance of such
     Mortgage Loan).

          10. The ground lease does not impose any restrictions on subletting that would be viewed as commercially unreasonable by a prudent commercial and multifamily mortgage lending institution.

          11. The ground lessor under such Ground Lease is required to enter into a new lease upon termination of the Ground Lease for any reason, including the rejection of the Ground Lease in bankruptcy.

                                      II-2

                                  SCHEDULE III

               EXCEPTIONS TO GENERAL MORTGAGE REPRESENTATIONS AND
                      WARRANTIES (SET FORTH IN SCHEDULE I)

Representation #8
-----------------

----------------------------------------------------------------------------------------------------------------------
  Loan
 Number                  Loan Name                                   Description of Exception
----------------------------------------------------------------------------------------------------------------------
               Aurora - Hartland                          With respect to the loans listed to the left,
               Aurora - Airport                           certain tenants or others have a right of first
               Aurora - Edgerton                          refusal to purchase the related Mortgaged Propert
               Aurora - Bluemond                          (or a portion thereof) in the event the related
               Wolf Creek Apartments                      Mortgagor elects to sell the related Mortgaged
               Walgreen's - Henderson, NV                 Property. While such right of first refusal would
               Wal-Mart - Fremont, CA                     not apply to a foreclosure acquisition of the
               Rite Aid - Louisville                      Mortgaged Property by the mortgage lender, such
               Pacso Rite Aid                             right of first refusal would apply to subsequent
               Best Buy - Fond Du Lac                     sales of the Mortgaged Property.
               Mill & Main Building
               Walgreen's - Orange, CT
               Sweet Bay Shopping Center
               Doubletree Suites - Tukwila, WA
               Northeast Florida Industrial Center
----------------------------------------------------------------------------------------------------------------------
               GT Portfolio - Sara Road / 300 LLC         With respect to the loans listed to the left,
               GT Portfolio - Sara Road / 80 LLC          certain tenants or others have an option to purchase
                                                          the related Mortgaged Property (or a portion
                                                          thereof). However, such option is subordinated to
                                                          the lien of the Mortgage, provided however, such
                                                          option will survive following a foreclosure sale by
                                                          lender.
----------------------------------------------------------------------------------------------------------------------
               Hilltop Square Shopping Center             With respect to the loans listed to the left, Taco
                                                          Bell has an option to purchase the portion of the
                                                          Mortgaged Property that it currently occupies as
                                                          tenant, and Wendy's has a right of first refusal
                                                          with respect to the portion of the Mortgaged
                                                          Property it currently occupies as tenant. Such
                                                          option to purchase and the right of first refusal
                                                          are not subordinated to the lien of the Mortgage. In
                                                          the event Taco Bell exercises its purchase option,
                                                          borrower may either (i) fund a reserve with lender
                                                          in an amount equal to $1,500,000, which reserve
                                                          shall be applied to that portion of the loan
                                                          outstanding on the maturity date of the loan or (ii)
                                                          affect a partial defeasance of the Taco Bell parcel
                                                          subject to
----------------------------------------------------------------------------------------------------------------------

                                     III-1

----------------------------------------------------------------------------------------------------------------------
                                                          the terms of the loan documents, by, among other
                                                          things, paying to lender the sum of $638,216. In the
                                                          event Wendy's exercises its right of refusal,
                                                          borrower may either (i) fund a reserve with lender
                                                          in an amount equal to $605,631, which reserve shall
                                                          be applied to that portion of the loan outstanding
                                                          on the maturity date of the loan or (ii) affect a
                                                          partial defeasance of the Wendy's parcel subject to
                                                          the terms of the loan documents, by, among other
                                                          things, paying to lender the sum of $605,631.
----------------------------------------------------------------------------------------------------------------------
               ShopKo Portfolio (Madison, WI)             With respect to the loan listed to the left, there
                                                          is an outstanding third party purchase option which
                                                          has not been subordinated to the lien of the related
                                                          mortgage. The borrower is permitted to release the
                                                          affected property in connection with such purchase
                                                          option, subject to certain conditions, including,
                                                          among other things, by payment of a release price
                                                          specified in the loan documents. In the event such
                                                          option is exercised prior to the permitted
                                                          defeasance date, the ShopKo Portfolio Loan will be
                                                          subject to prepayment (together with a yield
                                                          maintenance payment) in an amount equal to the
                                                          greater of (i) 100% of the allocated loan amount and
                                                          (ii) the price received by the related borrower in
                                                          connection with the exercise of such purchase
                                                          option.
----------------------------------------------------------------------------------------------------------------------
               ShopKo Portfolio                           With respect to the loan listed to the left, such
                                                          loan is part of a loan combination that includes
                                                          multiple additional mortgage loans (not included in
                                                          the series 2006-C4 securitization transaction) that
                                                          are: (a) pari passu and pro rata in right of payment
                                                          with, and cross-defaulted with, the subject
                                                          underlying mortgage loan; and (b) secured by the
                                                          same mortgage instrument(s) encumbering the same
                                                          portfolio of mortgaged real properties as is the
                                                          subject underlying mortgage loan.
----------------------------------------------------------------------------------------------------------------------

                                                    III-2

Representation #11
------------------

----------------------------------------------------------------------------------------------------------------------
  Loan
 Number                  Loan Name                                   Description of Exception
----------------------------------------------------------------------------------------------------------------------
               ShopKo Portfolio (De Pere, WI)             The borrower (with the consent of lender) recently
                                                          agreed to convey a non-material portion of the
                                                          mortgaged property to assist in a road project being
                                                          undertaken to construct a new bridge. The amount of
                                                          land conveyed was 31 square feet, for which the
                                                          borrower received $372.00.
----------------------------------------------------------------------------------------------------------------------
               ShopKo Portfolio (Walla Walla, WA)         The city of Walla Walla is studying a road
                                                          realignment project that may affect the parking lot
                                                          and access to the mortgaged property. The borrower
                                                          is working with a developer and potential purchaser
                                                          of the adjoining mall to submit alternative site
                                                          plan designs to ensure desirable access to the
                                                          mortgaged property and no negative impact with
                                                          respect to parking.
----------------------------------------------------------------------------------------------------------------------
               ShopKo Portfolio (Ashwaubenon, WI)         In conjunction with the Wisconsin Department of
                                                          Transportation, the village of Ashwaubenon is
                                                          studying an extension of an off-ramp from a nearby
                                                          state highway that would extend through a portion of
                                                          excess land near the general office building at the
                                                          related mortgaged property. The borrower is
                                                          cooperating with the Village and this project has
                                                          not been finalized and is still confidential.
----------------------------------------------------------------------------------------------------------------------
               ShopKo Portfolio (Stevens Point, WI)       The City of Stevens Point and the owner of the
                                                          adjacent mall desire to realign roads and redevelop
                                                          certain surrounding properties. The ShopKo store is
                                                          key to the current development but the building
                                                          location is not conducive to the developer's optimal
                                                          design and redevelopment plan. The plans are
                                                          preliminary and the City has yet to approve any such
                                                          plans.
----------------------------------------------------------------------------------------------------------------------

Representation #13
------------------

----------------------------------------------------------------------------------------------------------------------
  Loan
 Number                  Loan Name                                   Description of Exception
----------------------------------------------------------------------------------------------------------------------
               Aurora - Hartland                          With respect to the loans listed to the left, no
               Aurora - Airport                           business interruption insurance is maintained.
----------------------------------------------------------------------------------------------------------------------

                                                    III-3

----------------------------------------------------------------------------------------------------------------------
               Aurora - Edgerton                          In each case, the respective leases for each
               Aurora - Bluemond                          Mortgaged Property do not contain provisions which
               CVS - Port Richey, FL                      would permit such tenants to abate rent in the event
                                                          of a casualty or condemnation.
----------------------------------------------------------------------------------------------------------------------
               Wal-Mart Fremont                           With respect to the loan listed to the left, no
                                                          business interruption insurance is maintained.
                                                          However, the security for the loan is land only.
----------------------------------------------------------------------------------------------------------------------

Representation #16
------------------

----------------------------------------------------------------------------------------------------------------------
  Loan
 Number                  Loan Name                                   Description of Exception
----------------------------------------------------------------------------------------------------------------------
               Mallard Crossing Apartments                The respective interest rates step up annually from
               Four Winds Apartments                      the initial mortgage rate through the first seven
                                                          (7) years of the respective loan terms.
----------------------------------------------------------------------------------------------------------------------

Representation #17
------------------

----------------------------------------------------------------------------------------------------------------------
  Loan
 Number                  Loan Name                                   Description of Exception
----------------------------------------------------------------------------------------------------------------------
               Oglethorpe Crossing                        With respect to the loan listed to the left, a
                                                          junior mortgage on the related Mortgaged Property
                                                          secures existing subordinate debt in the original
                                                          principal amount of $4,612,339.33. Borrower incurred
                                                          the subordinate debt in connection with the purchase
                                                          of the related mortgaged property to effectuate a
                                                          reverse 1031 exchange. The junior mortgagee is JLC
                                                          Suncoast, LLC, an entity owned by the guarantor
                                                          under the mortgage loan. The loan documents require
                                                          the borrower to fully pay off the subordinate debt
                                                          upon completion of the 1031 exchange which may not
                                                          be later than August 15, 2006. The subordinate debt
                                                          documents do not provide for foreclosure rights and
                                                          the junior loan has been fully subordinated to the
                                                          mortgage loan pursuant to a subordination agreement
                                                          delivered by the junior mortgagee.
----------------------------------------------------------------------------------------------------------------------

                                                    III-4

----------------------------------------------------------------------------------------------------------------------
               ShopKo Portfolio                           With respect to the loan listed to the left, such
                                                          loan is part of a loan combination that includes
                                                          multiple additional mortgage loans (not included in
                                                          the series 2006-C4 securitization transaction) that
                                                          are: (a) pari passu and pro rata in right of payment
                                                          with, and cross-defaulted with, the subject
                                                          underlying mortgage loan; and (b) secured by the
                                                          same mortgage instrument(s) encumbering the same
                                                          portfolio of mortgaged real properties as is the
                                                          subject underlying mortgage loan.
----------------------------------------------------------------------------------------------------------------------

Representation #23
------------------

----------------------------------------------------------------------------------------------------------------------
  Loan
 Number                  Loan Name                                   Description of Exception
----------------------------------------------------------------------------------------------------------------------
                ShopKo                                    Portfolio With respect to the loan listed to the
                                                          left, sponsors of the borrower are permitted to
                                                          pledge indirect interests in the borrower in
                                                          connection with a line of credit or similar
                                                          corporate facility secured by all, or substantially
                                                          all, of such sponsor's assets.
----------------------------------------------------------------------------------------------------------------------

Representation #26
------------------

----------------------------------------------------------------------------------------------------------------------
  Loan
 Number                  Loan Name                                   Description of Exception
----------------------------------------------------------------------------------------------------------------------
               Olen Pointe Brea                           With respect to the loan listed to the left, the
                                                          loan documents provide for the release of a portion
                                                          of the related Mortgaged Property consisting of a
                                                          surface parking lot containing 317 parking spaces in
                                                          connection with the development of a parking garage
                                                          and other improvements upon satisfaction of certain
                                                          conditions as set forth in the loan documents,
                                                          including, without limitation, (i) the to be built
                                                          parking garage shall contain no less than 317
                                                          parking spaces or a greater number of spaces in
                                                          order to comply with applicable parking requirements
                                                          which are dedicated for the exclusive use of the
                                                          remaining Mortgaged Property; (ii) the delivery of
                                                          an endorsement to the lender's title insurance
                                                          policy insuring that lender will continue to have a
                                                          first lien against the remaining property and (iii)
                                                          the remaining property shall not be in violation of
                                                          any zoning,
----------------------------------------------------------------------------------------------------------------------

                                                    III-5

----------------------------------------------------------------------------------------------------------------------
                                                          land use, subdivision, or other law, statute,
                                                          ordinance, rule, regulation, or requirement of any
                                                          governmental authority having jurisdiction,
                                                          including, but not limited to, any applicable
                                                          setback or parking requirement or render all or any
                                                          part of the remainder of the property a
                                                          nonconforming use thereunder.
----------------------------------------------------------------------------------------------------------------------
               Spring Hill Suites - North Shore           Each of the loans listed to the left are
               Holiday Inn Express - South Side           cross-defaulted and cross-collateralized with each
               Holiday Inn Express - Bridgeville          other. The respective Mortgaged Properties may be
               Comfort Inn - Meadowlands                  released from the effects of the cross subject to
                                                          the satisfaction of certain conditions set forth in
                                                          the related loan documents, including among other
                                                          things, (a) each of the Mortgaged Properties must
                                                          meet a debt-service-coverage ratio of 1.35X (except
                                                          the Bridgeville Mortgaged Property must maintain a
                                                          debt-service-coverage ratio of 1.40X) for the
                                                          trailing 12 months at actual loan constant of 7.64%
                                                          and (b) no event of default under any of the
                                                          respective loan documents has occurred and is
                                                          continuing.
----------------------------------------------------------------------------------------------------------------------
               Reckson Portfolio II                       With respect to the loan listed to the left, the
                                                          related loan documents permit the borrower to obtain
                                                          the release of an individual property from the lien
                                                          of the mortgage by simultaneously substituting
                                                          another property for the released property, subject
                                                          to the satisfaction of certain conditions, including
                                                          among other things, (i) no substitution will be
                                                          permitted until the date after which defeasance is
                                                          permitted has passed or if any event of default has
                                                          occurred; (ii) obtaining confirmation from the
                                                          Rating Agency that the then current ratings of the
                                                          offered certificates will not be downgraded,
                                                          withdrawn or qualified as a result of the
                                                          substitution; (iii) borrower shall have delivered to
                                                          lender a current appraisal for the substitute
                                                          property and a current appraisal for the released
                                                          property; (iv) the debt-service-coverage ratio is
                                                          equal to or greater than the greater of (A) 95% of
                                                          the debt-service- coverage ratio for the properties
                                                          immediately prior to the substitution and (B) 1.5x;
                                                          (v) the loan-to-value ratio will not be in excess of
                                                          the lesser of (X) 105% of the loan-to-value ratio
                                                          for the properties immediately prior to the
                                                          substitution and (Y) 55%; and (vi) after
----------------------------------------------------------------------------------------------------------------------

                                                    III-6

----------------------------------------------------------------------------------------------------------------------
                                                          giving effect to the substitution, the geographic
                                                          concentrations and general use of the properties
                                                          will not have materially changed. The borrower is
                                                          not permitted more than three (3) substitutions
                                                          during the entire term of the loan, and the
                                                          aggregate allocated loan amounts of the released
                                                          properties for all substitutions during the entire
                                                          term of the loan may not exceed thirty-five percent
                                                          (35%) of the original principal balance of the loan.
----------------------------------------------------------------------------------------------------------------------
               Reckson Portfolio II                       With respect to the loan listed to the left, the
                                                          related loan documents provide for the release of
                                                          any one or more properties upon a sale of such
                                                          property to a bona fide third party purchaser,
                                                          subject to the satisfaction of certain conditions,
                                                          including among others, that (i) no event of default
                                                          has occurred and is continuing, (ii) the debt
                                                          service coverage ratio of the remaining properties
                                                          is equal to or greater than the greater of (A) 95%
                                                          of the properties calculated immediately prior to
                                                          the partial release and (B) 1.50x, and (iii) the
                                                          loan must be partially defeased in the amount of
                                                          110% of the allocated loan amount for the released
                                                          property as a condition to such release. In addition
                                                          to the foregoing, with respect to the mortgaged
                                                          property identified as the 55 Charles Lindberg
                                                          property, a portion of such property consisting of
                                                          approximately 6.555 acres may be released without
                                                          the payment of any release price or defeasance upon
                                                          satisfaction of certain conditions, including, among
                                                          others, (a) the release partial is legally
                                                          subdivided, (b) the release parcel shall not be
                                                          owned by any borrower of the Reckson II Portfolio
                                                          Loan, and (c) the existing ground lease with respect
                                                          to the 55 Charles Lindberg property shall be amended
                                                          to remove the released portion and there shall be a
                                                          pro-rata reduction in the ground lease rent.
----------------------------------------------------------------------------------------------------------------------
               Great Wolf Resorts - Wisconsin             With respect to the loan listed to the left, the
               Dells & Sandusky, Ohio                     related loan documents provide for the release of
                                                          the Sandusky, Ohio Mortgaged Property upon
                                                          satisfaction of certain conditions contained in the
                                                          related loan documents, including, without
                                                          limitation, (i) no event of default has occurred and
                                                          is continuing, (ii) the loan-to-value ratio of the
                                                          remaining property
----------------------------------------------------------------------------------------------------------------------

                                                    III-7

----------------------------------------------------------------------------------------------------------------------
                                                          shall not exceed 55%, (iii) the
                                                          debt-service-coverage ratio following the release
                                                          shall be equal to or greater than (A) the debt-
                                                          service-coverage ratio immediately prior to the
                                                          release date, or (B) 1.65x, and (iv) the partial
                                                          defeasance of the loan in the amount of 115% of the
                                                          allocated loan amount for the Sandusky, Ohio
                                                          Mortgaged Property.
----------------------------------------------------------------------------------------------------------------------
               Stonehenge Apartments                      With respect to the loan listed to the left, the
                                                          loan documents provide for the release of any one of
                                                          the Mortgaged Properties, subject to satisfaction of
                                                          certain conditions in the loan documents, including,
                                                          among other things, (i) the debt-service-coverage
                                                          ratio following the release shall not be less than
                                                          the debt-service-coverage ratio immediately prior to
                                                          the release date, (ii) the loan-to-value ratio of
                                                          the remaining property shall not exceed 80%, and
                                                          (iii) the delivery of a rating agency confirmation
                                                          providing that the then current ratings of the
                                                          offered certificates will not be downgraded,
                                                          withdrawn or qualified as a result of the release.
----------------------------------------------------------------------------------------------------------------------
               Northeast Florida Industrial Center        With respect to the loan listed to the left, the
                                                          related loan documents permit the release of certain
                                                          vacant parcels of land upon the satisfaction of
                                                          certain conditions set forth in the loan documents,
                                                          including among other things, (a) the loan-to-value
                                                          ratio of the remaining property shall not be greater
                                                          than the lesser of (i) 80% and (ii) the actual
                                                          loan-to-value at the time the loan was closed, and
                                                          that the remaining property shall meet a
                                                          debt-service-coverage ratio of 1.20X, (b) any
                                                          tenants with an option to purchase or right of first
                                                          refusal to purchase or lease any portion of the
                                                          applicable release parcel shall have waived same and
                                                          delivered a reasonably satisfactory estoppel
                                                          certifying same to lender, (c) the delivery of
                                                          reaffirmed loan documents, and (d) the delivery of a
                                                          revised ALTA survey and updated title policy.
----------------------------------------------------------------------------------------------------------------------
               Virginia Gateway                           With respect to the loan listed to the left, the
                                                          related loan documents permit the release of a
                                                          portion of the Mortgaged Property from the loan upon
                                                          the satisfaction of certain conditions
----------------------------------------------------------------------------------------------------------------------

                                                    III-8

----------------------------------------------------------------------------------------------------------------------
                                                          set forth in the loan documents, including among
                                                          other things, (a) the release parcel must be
                                                          conveyed to an entity other than borrower, (b)
                                                          delivery of a REMIC opinion, (c) the remaining
                                                          Mortgaged Property must comply with parking, zoning
                                                          and tenant lease requirements, (d) an easement
                                                          permitting borrower to use the released parcel for
                                                          its existing use free of cost must be recorded, and
                                                          (e) the release parcel must constitute a separate
                                                          tax lot.
----------------------------------------------------------------------------------------------------------------------
               Hilltop Square Shopping Center             With respect to the loan listed to the left, the
                                                          related loan documents permit the release of the
                                                          Taco Bell Parcel upon satisfaction of certain
                                                          conditions set forth in the loan documents,
                                                          including among other things, (a) payment of
                                                          $1,500,000 or by affecting a Taco Bell Partial
                                                          Defeasance per the loan documents, (b) the remaining
                                                          Mortgaged Property must support a loan-to-value
                                                          ratio of no greater than 75% and a
                                                          debt-service-coverage ratio of 1.31X, and (c)
                                                          delivery to lender of all due diligence items
                                                          necessary to evidence perfection and priority of the
                                                          remaining Mortgaged Property. Additionally, the loan
                                                          documents permit the release of the Wendy's Parcel
                                                          upon satisfaction of certain conditions set forth in
                                                          the loan documents, including, (a) payment of the
                                                          greater of $605,630.07 or the consideration paid by
                                                          Wendy's for the exercise of its right of first
                                                          refusal, or by affecting a Wendy's Defeasance per
                                                          the loan documents, (b) the remaining Mortgaged
                                                          Property must support a loan-to-value ratio of no
                                                          greater than 75% and a debt-service- coverage ratio
                                                          of at least 1.31X, and (c) delivery to lender of all
                                                          due diligence items necessary to evidence perfection
                                                          and priority of the remaining property.
----------------------------------------------------------------------------------------------------------------------
               Prestige Portfolio I                       With respect to the loan listed to the left, the
                                                          related loan documents permit the release of one or
                                                          more individual properties subject to satisfaction
                                                          of certain conditions in the loan documents,
                                                          including among other things (a) the
                                                          debt-service-coverage ratio with respect to the
                                                          remaining Mortgaged Properties must be at least
                                                          1.20X and (b) the payment of a release
----------------------------------------------------------------------------------------------------------------------

                                                    III-9

----------------------------------------------------------------------------------------------------------------------
                                                          price in accordance with the following (i) first 25%
                                                          of defeased dollars at 120% of the allocated loan
                                                          amount, (ii) second 25% of defeased dollars at 115%
                                                          of the allocated loan amount, and (iii) remaining
                                                          defeasance at 110% of the allocated loan amount.
----------------------------------------------------------------------------------------------------------------------
               Prestige Portfolio II                      With respect to the loan listed to the left, the
                                                          related loan documents permit the release of
                                                          individual properties constituting the loan
                                                          collateral, subject to the satisfaction of certain
                                                          conditions in the loan documents, including among
                                                          other things (a) the debt-service-coverage ratio on
                                                          remaining Mortgaged Properties must be at least
                                                          1.20X, and (b) defeasance in an amount equal to 115%
                                                          of allocated loan amount.
----------------------------------------------------------------------------------------------------------------------
               ShopKo Portfolio (Madison, WI)             With respect to the loan listed to the left, there
                                                          is an outstanding third party purchase option which
                                                          has not been subordinated to the lien of the related
                                                          mortgage. The borrower is permitted to release the
                                                          affected property in connection with such purchase
                                                          option, subject to certain conditions, including,
                                                          among other things, by payment of a release price
                                                          specified in the loan documents. In the event such
                                                          option is exercised prior to the permitted
                                                          defeasance date, the ShopKo Portfolio Loan will be
                                                          subject to prepayment (together with a yield
                                                          maintenance payment) in an amount equal to the
                                                          greater of (i) 100% of the allocated loan amount and
                                                          (ii) the price received by the related borrower in
                                                          connection with the exercise of such purchase
                                                          option.
----------------------------------------------------------------------------------------------------------------------
               ShopKo Portfolio                           The borrower may obtain a release of any of the
                                                          related mortgaged real properties by substituting
                                                          another retail property of like kind and quality,
                                                          subject to satisfaction of the following conditions,
                                                          among others: (a) the aggregate combined amount (by
                                                          square foot) of rentable space (expressed as a
                                                          percentage of the total rentable space) that can be
                                                          substituted may not exceed 20% in any one calendar
                                                          year and 30% over the term of the related operating
                                                          leases at the ShopKo Portfolio mortgaged real
                                                          properties; (b) based on a current appraisal of
----------------------------------------------------------------------------------------------------------------------

                                                    III-10

----------------------------------------------------------------------------------------------------------------------
                                                          the replaced property and the substitute property,
                                                          the appraised value of the substitute property must
                                                          be equal to or greater than the appraised value of
                                                          the replaced property as of origination and
                                                          immediately prior to the date of proposed
                                                          substitution; (c) based on a certificate of the
                                                          related borrower, together with other evidence that
                                                          would be satisfactory to a prudent institutional
                                                          mortgage loan lender, after the substitution of a
                                                          substitute property and the release of the replaced
                                                          property, the debt service coverage ratio for the 12
                                                          full calendar months immediately preceding the date
                                                          of the substitution with respect to all properties
                                                          remaining subject to the lien of the related
                                                          mortgage instrument after the substitution will be
                                                          equal to or greater than the (i) debt service
                                                          coverage ratio for the 12 full calendar months
                                                          immediately preceding the origination date and (ii)
                                                          debt service coverage ratio for the 12 full calendar
                                                          months immediately preceding the substitution
                                                          (including the replaced property and excluding the
                                                          substitute property); (d) after individual
                                                          properties with an aggregate square footage of at
                                                          least ten percent (10%) of the original square
                                                          footage demised under the related operating leases
                                                          have been released, if the ShopKo Portfolio Mortgage
                                                          Loan is part of a securitization, the lender shall
                                                          have received confirmation in writing from the
                                                          rating agencies to the effect that such release and
                                                          substitution will not result in a withdrawal,
                                                          qualification or downgrade of the respective ratings
                                                          in effect immediately prior to such release and
                                                          substitution for the securities issued in connection
                                                          with the securitization that are then outstanding;
                                                          (e) the lender has received evidence that the
                                                          store-level profitability as set forth in the P&L
                                                          report of the substitute property is equal to or
                                                          greater than the store-level profitability of the
                                                          replaced property as set forth in the P&L report for
                                                          the immediately preceding 12-month period; and (f)
                                                          no event of default shall have occurred and be
                                                          continuing and borrower shall be in compliance in
                                                          all material respects with all terms and conditions
                                                          set forth in the loan documents.
----------------------------------------------------------------------------------------------------------------------

                                                    III-11

Representation #28
------------------

----------------------------------------------------------------------------------------------------------------------
  Loan
 Number                  Loan Name                                   Description of Exception
----------------------------------------------------------------------------------------------------------------------
               ShopKo Portfolio                           No surveys were received in connection with the
                                                          ShopKo Portfolio Loan. However, title insurance with
                                                          no survey exception and express map endorsements
                                                          were issued with respect to the related mortgaged
                                                          properties.
----------------------------------------------------------------------------------------------------------------------

Representation #31
------------------

----------------------------------------------------------------------------------------------------------------------
  Loan
 Number                  Loan Name                                   Description of Exception
----------------------------------------------------------------------------------------------------------------------
               Woodstream Apartments                      With respect to the loan listed to the left, the
                                                          related Mortgaged Property is currently in violation
                                                          of building codes with respect to the ventilation of
                                                          each of the individual apartment units. $400,000 of
                                                          loan proceeds were escrowed to pay for the cost of
                                                          remedying such violation and borrower is required to
                                                          complete such repairs within 270 days of closing,
                                                          however, so long as borrower is diligently pursuing
                                                          completion, borrower may obtain a 60 day extension
                                                          period to complete such repairs. Lender is not
                                                          required to release the escrowed funds until
                                                          borrower provides evidence to lender of satisfactory
                                                          completion of such repairs, including, a building
                                                          code compliance letter from the municipality.
----------------------------------------------------------------------------------------------------------------------
               ShopKo Portfolio                           Federated Bond Fund, a Portfolio of Federated
                                                          Investment Series Funds, Inc. et al v. ShopKo
                                                          Stores, Inc., Sun Capital, Partners Group IV, Inc.,
                                                          Sun Capital Partners IV, LP, SKO Group Holdings
                                                          Corp., and SKO Acquisition Group This matter
                                                          involves a tender by an affiliate ("Affiliate") of
                                                          ShopKo Stores Operating Co., LLC (an operating
                                                          tenant of the mortgaged properties which no longer
                                                          has any relation to the borrower) to purchase its
                                                          9.25% Senior Notes due March 15, 2023, Plaintiffs
                                                          allege (1) the Affiliate violated Section 14(e) of
                                                          the Securities Exchange Act of 1934 and that any
                                                          consent solicitations received after July 14, 2005
                                                          are invalid, (2) that the Affiliate and the
----------------------------------------------------------------------------------------------------------------------

                                                    III-12

----------------------------------------------------------------------------------------------------------------------
                                                          other defendants violated 15 U.S.C.A. Section 78n(e)
                                                          by manipulating proposed merger transactions, first
                                                          with an affiliate of Goldner Hawn Johnson &
                                                          Morrison, Inc. and then with an affiliate of Sun
                                                          Capital Partners, (3) that the Affiliate committed
                                                          fraud and coercion in the inducement, and (4) that
                                                          the Affiliate fraudulently misrepresented the
                                                          proposed merger transactions. The Affiliate intends
                                                          to vigorously defend this action. The Affiliate and
                                                          the other defendants have filed a motion to dismiss
                                                          the action in lieu of an Answer, an oral argument
                                                          and the motion was heard on May 12, 2006.

                                                          Ryan Cannell, Individually and on behalf of others
                                                          similarly situated v. ShopKo Stores, d/b/a ShopKo
                                                          Stores and Pamida Stores Purported class action
                                                          filed by a former general merchandise manager in
                                                          Boise, Idaho, seeking (1) unpaid wages and overtime
                                                          pursuant to FLSA, (2) declaration that the
                                                          Affiliate's practices violate the FLSA, and (3)
                                                          injunction prohibiting the Affiliate from continuing
                                                          to misclassify persons in assistant manager
                                                          positions as exempt from the wage and overtime
                                                          requirements of the FLSA, and from destroying,
                                                          altering or discarding evidence and records. The
                                                          Affiliate has filed a summary judgment motion that
                                                          is pending before the Court. The Affiliate intends
                                                          to vigorously defend this action.
----------------------------------------------------------------------------------------------------------------------

                                                    III-13

Representation #45

----------------------------------------------------------------------------------------------------------------------
  Loan
 Number                  Loan Name                                   Description of Exception
----------------------------------------------------------------------------------------------------------------------
               ShopKo Portfolio                           With respect to the loan listed to the left,
                                                          sponsors of the borrower are permitted to pledge
                                                          indirect interests in the borrower in connection
                                                          with a line of credit or similar corporate facility
                                                          secured by all, or substantially all, of such
                                                          sponsor's assets.
----------------------------------------------------------------------------------------------------------------------

                                                    III-14

                                     ANNEX A
                                     -------

                             MORTGAGE LOAN SCHEDULE

                                       A-1

                      LOAN
 LOAN     MORTGAGE    GROUP
NUMBER  LOAN SELLER  NUMBER                     LOAN / PROPERTY NAME                                   PROPERTY ADDRESS
------------------------------------------------------------------------------------------------------------------------------------

   1        CGM         1    ShopKo Portfolio                                            Various
  1.1                        10808 South 132nd Street                                    10808 South 132nd Street
  1.2                        700 Pilgrim Way                                             700 Pilgrim Way
  1.3                        1717 Lawrence Drive                                         1717 Lawrence Drive
  1.4                        301 Bay Park Square                                         301 Bay Park Square
  1.5                        55 Lake Boulevard                                           55 Lake Boulevard
  1.6                        217 West Ironwood Drive                                     217 West Ironwood Drive
  1.7                        1001 East Gowen Road                                        1001 East Gowen Road
  1.8                        801 West Central Entrance (Highway 53)                      801 West Central Entrance (Highway 53)
  1.9                        4161 Second Street South (Highway 23)                       4161 Second Street South (Highway 23)
  1.10                       7401 Mineral Point Road                                     7401 Mineral Point Road
  1.11                       1000 West Northland Avenue                                  1000 West Northland Avenue
  1.12                       2201 Zeier Road                                             2201 Zeier Road
  1.13                       1850 Madison Avenue                                         1850 Madison Avenue
  1.14                       2820 Highway 63 South                                       2820 Highway 63 South
  1.15                       3708 Highway 63 North                                       3708 Highway 63 North
  1.16                       3200 Broadway Street                                        3200 Broadway Street
  1.17                       2430 East Mason Street                                      2430 East Mason Street
  1.18                       867 North Columbia Center Boulevard                         867 North Columbia Center Boulevard
  1.19                       14445 West Center Road                                      14445 West Center Road
  1.20                       5646 North 90th Street                                      5646 North 90th Street
  1.21                       616 West Johnson Street                                     616 West Johnson Street
  1.22                       1150 West Washington Street                                 1150 West Washington Street
  1.23                       1601 West 41st Street                                       1601 West 41st Street
  1.24                       1845 Haines Avenue                                          1845 Haines Avenue
  1.25                       699 Green Bay Road                                          699 Green Bay Road
  1.26                       955 West Clairemont Avenue                                  955 West Clairemont Avenue
  1.27                       1100 East Riverview Expressway                              1100 East Riverview Expressway
  1.28                       2510 South Reserve Street                                   2510 South Reserve Street
  1.29                       1300 Koeller Street                                         1300 Koeller Street
  1.30                       800 East Maes Street                                        800 East Maes Street
  1.31                       North 9520 Newport Highway                                  North 9520 Newport Highway
  1.32                       4801 Washington Avenue                                      4801 Washington Avenue
  1.33                       4515 South Regal Street                                     4515 South Regal Street
  1.34                       1306 North Central Avenue                                   1306 North Central Avenue
  1.35                       2500 US Highway 14                                          2500 US Highway 14
  1.36                       1209 18th Avenue Northwest                                  1209 18th Avenue Northwest
  1.37                       501 Highway 10 Southeast                                    501 Highway 10 Southeast
  1.38                       1400 Big Thunder Boulevard                                  1400 Big Thunder Boulevard
  1.39                       2101 West Broadway                                          2101 West Broadway
  1.40                       2208 North Webb Road                                        2208 North Webb Road
  1.41                       5300 52nd Street                                            5300 52nd Street
  1.42                       905 South 24th Street West                                  905 South 24th Street West
  1.43                       701 South Church Street                                     701 South Church Street
  1.44                       1964 West Morton Avenue                                     1964 West Morton Avenue
  1.45                       4200 South 27th Street                                      4200 South 27th Street
  1.46                       1710 South Main Street                                      1710 South Main Street
  1.47                       1578 Appleton Road                                          1578 Appleton Road
  1.48                       2761 Prairie Avenue                                         2761 Prairie Avenue
  1.49                       9366 State Highway 16                                       9366 State Highway 16
  1.50                       2602 Shopko Drive                                           2602 Shopko Drive
  1.51                       518 South Taylor Drive                                      518 South Taylor Drive
  1.52                       1553 West 9000 South                                        1553 West 9000 South
  1.53                       2290 South 1300 East                                        2290 South 1300 East
  1.54                       405 Cottonwood Drive                                        405 Cottonwood Drive
  1.55                       5801 Summit View Avenue                                     5801 Summit View Avenue
  1.56                       1900 North Main Street                                      1900 North Main Street
  1.57                       1771 Wisconsin Avenue                                       1771 Wisconsin Avenue
  1.58                       4344 Mormon Coulee Road (State Highway 14)                  4344 Mormon Coulee Road (State Highway 14)
  1.59                       1200 Susan Drive                                            1200 Susan Drive
  1.60                       2677 South Prairie View Road                                2677 South Prairie View Road
  1.61                       230 North Wisconsin Street                                  230 North Wisconsin Street
  1.62                       3415 Calumet Avenue                                         3415 Calumet Avenue
  1.63                       700 9th Avenue Southeast                                    700 9th Avenue Southeast
  1.64                       1105 East Grand Avenue                                      1105 East Grand Avenue
  1.65                       1200 Main Street (State Highway 10)                         1200 Main Street (State Highway 10)
  1.66                       125 Main Street                                             125 Main Street
  1.67                       190 South 500 West                                          190 South 500 West
  1.68                       500 North Highway 281                                       500 North Highway 281
  1.69                       301 Northwest Bypass                                        301 Northwest Bypass
  1.70                       3101 North Montana Avenue                                   3101 North Montana Avenue
  1.71                       South 1450 Grand Avenue                                     South 1450 Grand Avenue
  1.72                       500 South Carpenter Avenue                                  500 South Carpenter Avenue
  1.73                       4060 Riverdale Road                                         4060 Riverdale Road
  1.74                       615 South Monroe                                            615 South Monroe
  1.75                       1150 North Main Street                                      1150 North Main Street
  1.76                       2655 Broadway Avenue                                        2655 Broadway Avenue
  1.77                       4850 West 3500 South                                        4850 West 3500 South
  1.78                       1001 South Highway 15 (State Street)                        1001 South Highway 15 (State Street)
  1.79                       1450 East Geneva Street                                     1450 East Geneva Street
  1.80                       601 Galvin Road South                                       601 Galvin Road South
  1.81                       1018 Washington Boulevard                                   1018 Washington Boulevard
  1.82                       1777 Paulson Road                                           1777 Paulson Road
  1.83                       405 West 8th Street                                         405 West 8th Street
  1.84                       2610 North Bridge Avenue                                    2610 North Bridge Avenue
  1.85                       2005 Krenzien Drive                                         2005 Krenzien Drive
  1.86                       510 East Philip Avenue                                      510 East Philip Avenue
  1.87                       2530 First Avenue North                                     2530 First Avenue North
  1.88                       1755 North Humiston Avenue                                  1755 North Humiston Avenue
  1.89                       2100 Caldwell Boulevard                                     2100 Caldwell Boulevard
  1.90                       900 West Memorial Drive                                     900 West Memorial Drive
  1.91                       2741 Roosevelt Street                                       2741 Roosevelt Street
  1.92                       2266 North University Parkway                               2266 North University Parkway
  1.93                       1649 Pole Line Road East                                    1649 Pole Line Road East
  1.94                       320 County Road O                                           320 County Road O
  1.95                       4215 Yellowstone Highway                                    4215 Yellowstone Highway
  1.96                       800 East 17th Street                                        800 East 17th Street
  1.97                       1350 North Galena Avenue                                    1350 North Galena Avenue
  1.98                       1600 Rose Street                                            1600 Rose Street
  1.99                       2530 Rudkin Road                                            2530 Rudkin Road
 1.100                       555 West South Street                                       555 West South Street
 1.101                       955 North Main Street                                       955 North Main Street
 1.102                       1341 North Main Street                                      1341 North Main Street
 1.103                       747 South Main Street                                       747 South Main Street
 1.104                       1425 Janesville Avenue                                      1425 Janesville Avenue
 1.105                       2120 Thain Grade                                            2120 Thain Grade
 1.106                       3705 Monroe Road                                            3705 Monroe Road
 1.107                       2585 Lineville Road                                         2585 Lineville Road
 1.108                       1190 North 6th Street                                       1190 North 6th Street
 1.109                       1450 West Main Avenue                                       1450 West Main Avenue
 1.110                       East 13414 Sprague Avenue                                   East 13414 Sprague Avenue
 1.111                       313 North Roosevelt Avenue                                  313 North Roosevelt Avenue
 1.112                       1011 North Wisconsin Street                                 1011 North Wisconsin Street
   2        CGM         1    Olen Pointe Brea Office Park                                1, 2, 3, 4, 6, 20, 30, 40, 50, 60
                                                                                         Pointe Drive
   3        CGM         1    Reston Executive Center                                     12100-12120 Sunset Hills Road
   4        CGM         1    Reckson II Office Portfolio                                 Various
  4.1                        6800 Jericho                                                6800 Jericho Turnpike
  4.2                        55 Charles Lindbergh Boulevard                              55 Charles Lindbergh Boulevard
  4.3                        555 White Plains Road                                       555 White Plains Road
  4.4                        560 White Plains Road                                       560 White Plains Road
  4.5                        200 Broadhollow Road                                        200 Broadhollow Road
  4.6                        10 Rooney Circle                                            10 Rooney Circle
  4.7                        North Atrium II                                             6900 Jericho Turnpike
   5        CGM         1    Great Wolf Resorts Portfolio                                Various
  5.1                        Great Wolf Resort - Sandusky, OH                            4600 Milan Road
  5.2                        Great Wolf Resort - Wisconsin Dells                         1440 Great Wolf Drive
   7        CGM         1    20 North Orange                                             20 North Orange Avenue
                             Kratsa Portfolio
   8        CGM         1    SpringHill Suites - North Shore                             233 Federal Street
   9        CGM         1    Holiday Inn Express - South Side                            20 South 10th Street
   10       CGM         1    Holiday Inn Express - Bridgeville                           3053 Washington Pike Road
   11       CGM         1    Comfort Inn - Meadowlands                                   237 Meadowlands Boulevard
                             GT Portfolio
   12       CGM         1    Sara Road 300                                               524 North Sara Road
   13       CGM         1    JCG III                                                     314, 315, 400, 417 Hudiburg Circle
   14       CGM         1    Liberty Business Park                                       6401 & 6421 South Air Depot Boulevard
   15       CGM         1    Sara Road 80                                                600 North Sara Road
   16       CGM         1    JCG V                                                       11301 Partnership Drive
   17       CGM         1    6100 Center                                                 2205 North Willow Avenue
   18       CGM         1    Beverly Terrace                                             5301 Beverly Drive
   19       CGM         1    JCG IV                                                      6919 West Reno Avenue
   22       CGM         2    Woodstream Apartments                                       675 East Street Road
   23       CGM         1    DuBois Mall                                                 690 Shaffer Road
   24       CGM         1    Riverview Tower                                             900 South Gay Street
   25       CGM         1    Lakeland Town Center                                        1402-1416 Lake Tapps Parkway East
   26       CGM         1    Northeast Florida Industrial                                4627 J.P.Hall Boulevard
   27       CGM         2    Bristol Pointe Apartment Homes                              3500 Peachtree Corners Circle
   28       CGM         1    Sweet Bay Shopping Center                                   13002 Race Track Road
   29       CGM         1    Bossier Corners                                             2001 Airline Drive
   30       CGM         2    Mallard Crossing Apartments                                 9980 Hanover Way
   31       CGM         1    Plaza at the Pointe                                         162 Quinn Drive
   32       CGM         2    Treetops Apartments                                         250 Treetops Drive
   33       CGM         1    Locke Drive                                                 111, 140 & 150 Locke Drive
   34       CGM         1    Milestone                                                   21030, 21040, 20900 & 20906 Frederick Road
   35       CGM         1    290 Concord Road                                            290 Concord Road
   36       CGM         1    Virginia Gateway                                            7453-7501 Linton Hall Road
   38       CGM         1    The Sterling and Joseph Vance Building                      1402 & 1418 Third Avenue
   39       CGM         2    Wolf Creek Apartments                                       403 Wolf Creek Circle
   40       CGM         1    Party City                                                  25 Green Pond Road
   41       CGM         1    Collier Health Park                                         11121-11181 Health Park Boulevard
   42       CGM         1    Beverly Garland's Holiday Inn                               4222 Vineland Avenue
   43       CGM         1    Acme Plaza Shopping Center I (Shelvin)                      11 Dennis Road
   44       CGM         1    AmeriCold Warehouse                                         700 South Raymond Avenue
   45       CGM         2    Promontory Apartments                                       60 West Stone Loop
   46       CGM         1    Doubletree Suites - Tukwila, WA                             16500 Southcenter Parkway
   47       CGM         1    Hilton Garden Inn - Glen Allen, VA                          4050 Cox Road
   48       CGM         1    Desert Inn Office Center                                    2725, 2755, 2785, 2795 East Desert Inn Road
   49       CGM         2    Hidden Valley Club Apartments                               600 Hidden Valley Club Drive
   50       CGM         1    Wal-Mart Fremont                                            40600 Albrae Street
   51       CGM         2    Four Winds Apartments                                       8000 Perry Street
                             Beau Rivage Portfolio
   52       CGM         2    Beau Rivage Apartments 192                                  4707 East Upriver Drive
   53       CGM         2    Beau Rivage Apartments 132                                  4707 East Upriver Drive
   54       CGM         1    Mendocino Marketplace                                       2240, 2280, 2360 Mendocino Avenue
   55       CGM         1    60 Frontage Road                                            60 Frontage Road
   57       CGM         1    1723 Walnut Street                                          1723-29 Walnut Street
   59       CGM         1    Demonbreun Center                                           1512-1530 Demonbreun, 112-118 16th Avenue,
                                                                                         1529-1533 McGavock Street
                             Curat Multifamily Portfolio
   60       CGM         2    Autumnwood Apartments                                       717 Irving Avenue
   61       CGM         2    Silvercreek Apartments                                      1526 North Seminary Avenue
   62       CGM         2    Hilands II Apartments                                       5755 East River Road
   64       CGM         2    Meadows Apartments                                          2400 Springdale Road
   65       CGM         1    Marriott Fairfield Inn & Suites Alpharetta Portfolio        Various
  65.1                       Marriot TownePlace Suites                                   1074 Cobb Place Boulevard
  65.2                       Fairfield Inn & Suites - Alpharetta, GA                     11385 Haynes Bridge Road
  65.3                       Marriott Fairfield Inn & Suites - Macon, GA                 4035 Sheraton Drive
   68       CGM         1    Whole Foods                                                 28 & 50 Raymond Road
   69       CGM         1    State & Perryville Shopping Center                          7143 East State Street
   70       CGM         2    Stonehenge Apartments                                       Various
  70.1                       Starkville Crossing                                         107-125 John Calvin Street, 301-509
                                                                                         Mallory Lane, 101-123 Rutledge Street,
                                                                                         100-218 John Wesley Road and 300-307
                                                                                         Abernathy Drive
  70.2                       Stonehenge Apts                                             625 South Montgomery
   71       CGM         1    1210-1230 Washington Street                                 1210-1230 Washington Street
   72       CGM         1    Melrose Place                                               8436 Melrose Place
   73       CGM         1    Blankenbaker Parkway Office                                 2700 Blankenbaker Parkway
   74       CGM         1    Marriott Fairfield Inn & Suites Buckhead Portfolio          Various
  74.1                       Fairfield Inn & Suites - Atlanta (Buckhead), GA             3092 Piedmont Road
  74.2                       SpringHill Suites Atlanta/ Alpharetta                       12730 Deerfield Parkway
   75       CGM         1    Marriott Fairfield Inn & Suites Atlanta Portfolio           Various
  75.1                       Marriott Fairfield Inn & Suites - Atlanta/Perimeter Center  1145rHammond Drive
  75.2                       Marriott TownePlace Suites                                  7925 Westside Parkway
   76       CGM         1    One Theall Road                                             One Theall Road
   77       CGM         1    Washingtonian Center                                        9821 Washingtonian Boulevard
   78       CGM         1    WalMart Supercenter - Dahlonega, GA                         270 Wal-Mart Way
   79       CGM         1    Hilltop Square Shopping Center                              550 First Colonial Road
   80       CGM         1    Prestige Portfolio I                                        88 and 91 Prestige Park Circle, 101, 130
                                                                                         and 311 Prestige Park Road and 672
                                                                                         Tolland Street
   81       CGM         1    Sav-A-Center - Metairie, LA                                 717 Clearview Parkway
   82       CGM         1    Natchez Mall                                                350 John R. Junkin Drive
   83       CGM         1    Courtyard by Marriott - Huntersville, NC                    16700 Northcross Drive
   84       CGM         1    The Minolta Building                                        615 Route 303
   86       CGM         1    Alfa Laval Building                                         5400 International Trade Drive
   89       CGM         1    KingsPark                                                   5700 West Plano Parkway
   91       CGM         1    50 Division Street                                          50 Division Street
   92       CGM         1    Northwood Village                                           351-403 Greens Road
   93       CGM         1    Riverfront Business Park                                    16110-16140 Woodinville-Redmond
                                                                                         Road Northeast
   94       CGM         1    Franklin Center Office Building                             29100 Northwestern Highway
   95       CGM         1    Aurora - Wilkinson Medical Clinic(Hartland)                 600 Walnut Ridge Drive
   96       CGM         1    5 & 105 Shawmut Road                                        5 & 105 Shawmut Road
   97       CGM         1    Walgreen's- Henderson, NV                                   101 East Lake Mead Parkway
  100       CGM         1    Oglethorpe Crossing                                         3435 Ashford Dunwoody Road
  101       CGM         2    Spring Meadow Apartments                                    10030 North 43rd Avenue
  102       CGM         1    Tustin Square                                               1888-1944 North Tustin Street
  103       CGM         1    Village Square Retail Center                                2245 Village Square Parkway
  104       CGM         1    Niagara County Office Buildings                             20-40 East Avenue, 111 and 50 Main Street
  106       CGM         2    Regency at Chandler Park                                    101 Chandler Park
  107       CGM         1    Aurora - Edgerton Health Center                             6901 West Edgerton Avenue
  108       CGM         1    Spalding Triangle                                           5255, 5275 & 5295 Triangle Parkway
  110       CGM         1    6201 Fairview Road                                          6201 Fairview Road
  112       CGM         1    La Quinta Inn Winter Park                                   626 Lee Road
  114       CGM         2    Apple Creek Apartments                                      3001 Pheasant Run Road
  115       CGM         2    Millport Apartments                                         1001 Islington Street
  116       CGM         1    Parker Marketplace                                          11001-11061 South Parker Road
  117       CGM         1    Village Green MHP                                           1700 Robbins Road
  118       CGM         1    Winter Park Plaza                                           330 West Fairbanks Avenue
  119       CGM         1    Holiday Inn - Lumberton, NC                                 101 Wintergreen Drive
  120       CGM         1    Andover Business Center                                     46979 and 47075 Five Mile Road
  121       CGM         2    Crystal Lake Apartments                                     10500 South East 26th Avenue
  122       CGM         1    Aurora - Bluemond Health Center                             12500 West Bluemond Road
  123       CGM         1    Office Depot Plaza                                          4550 Lake Worth Road
                             G4 Portfolio
  124       CGM         1    United Supermarket - Lubbock, TX                            2703 82nd Street
  125       CGM         1    Advance Auto Parts - Cleveland, OH                          7440 Broadway Avenue
  126       CGM         1    Advance Auto Parts - Denton Township, MI                    1200 West Houghton Lake Drive
  128       CGM         1    Highland Plaza                                              8341 Indianapolis Boulevard
  129       CGM         2    Kipling Manor Apartments                                    82-90 Kip Drive
  131       CGM         1    Barcelone Building                                          8751 West Charleston Boulevard
  132       CGM         1    Cypress Grove Plaza                                         5622-5692 Cypress Gardens Boulevard
  133       CGM         1    Holiday Inn Express - Mooresville                           130 Norman Station Boulevard
  135       CGM         1    Aurora - Airport Health Center                              180 West Grange Avenue
  136       CGM         1    MLK Plaza                                                   3645 Page Boulevard
  137       CGM         1    Fairfield Inn - Myrtle Beach, SC                            1350 Paradise Circle
  138       CGM         2    Willow Creek                                                2420 Parklawn Drive
  139       CGM         1    Barclay Square                                              2601 South Rochester Road
  140       CGM         1    Prestige Portfolio II                                       226-262 Prestige Park Road, 284-310
                                                                                         Prestige Park Road
  141       CGM         1    Circuit City - Redding, CA                                  1175 Dana Drive
  142       CGM         1    United Supermarket - Plainview, TX                          2401-2403 North Columbia Street
  143       CGM         2    Grace Street Apartments                                     401-411 West Grace Street
  144       CGM         1    Holiday Inn Express - Myrtle Beach, SC                      1290 Paradise Circle
  147       CGM         1    Walgreen's - Orange, CT                                     54 Boston Post Road
  148       CGM         1    Bird in Hand                                                2175-2185 South Road
  149       CGM         1    GSA - Mission Viejo, CA                                     26051 Acero Road
  150       CGM         1    Barnes and Noble                                            12170 Jefferson Avenue
  151       CGM         1    Best Buy-Portage                                            6900 South Westnedge Avenue
  152       CGM         1    Bassett Creek Medical Building                              5851 Duluth Street
  153       CGM         1    Pasco Rite Aid                                              410 West Bonneville Street
  154       CGM         1    Mill & Main                                                 400 East Main Street
  155       CGM         1    CVS - Port Richey, FL                                       11938 US Highway 19 North
  156       CGM         1    Shoppes at Cranberry Commons                                1694 Route 228
  157       CGM         1    Rafael North (Marin) Office                                 165,175 and 185 North Redwood Drive
  160       CGM         1    155 Founders Plaza                                          155 Pitkin Street
  161       CGM         1    Best Buy - Fond du Lac, WI                                  335 North Pioneer Road
  163       CGM         1    Rite Aid - Louisville, KY                                   7118 Southside Drive
  164       CGM         1    Rite Aid - Manchester, PA                                   4150 North George Street Ext
  165       CGM         1    Rite Aid - Lancaster, PA                                    1550 Columbia Avenue

                                                                                                  CROSS
                                                                                                COLLATER-
                                                                                                  ALIZED
                                                                                                (MORTGAGE
 LOAN                                                                 CUT-OFF DATE PRINCIPAL       LOAN
NUMBER          CITY           STATE   ZIP CODE         COUNTY               BALANCE               GROUP      MORTGAGE RATE
---------------------------------------------------------------------------------------------------------------------------

   1    Various               Various   Various  Various              100,000,000.00 (Note 1)        No         6.5875%
  1.1   Omaha                    NE      68138   Sarpy
  1.2   Green Bay                WI      54304   Brown
  1.3   De Pere                  WI      54115   Brown
  1.4   Ashwaubenon              WI      54304   Brown
  1.5   Redding                  CA      96003   Shasta
  1.6   Coeur D'Alene            ID      83814   Kootenai
  1.7   Boise                    ID      83716   Ada
  1.8   Duluth                   MN      55811   Saint Louis
  1.9   Saint Cloud              MN      56301   Stearns
  1.10  Madison                  WI      53717   Dane
  1.11  Appleton                 WI      54914   Outagamie
  1.12  Madison                  WI      53704   Dane
  1.13  Mankato                  MN      56001   Blue Earth
  1.14  Rochester                MN      55904   Olmsted
  1.15  Rochester                MN      55906   Olmsted
  1.16  Quincy                   IL      62301   Adams
  1.17  Green Bay                WI      54302   Brown
  1.18  Kennewick                WA      99336   Benton
  1.19  Omaha                    NE      68144   Douglas
  1.20  Omaha                    NE      68134   Douglas
  1.21  Fond du Lac              WI      54935   Fond du Lac
  1.22  Marquette                MI      49855   Marquette
  1.23  Sioux Falls              SD      57105   Minnehaha
  1.24  Rapid City               SD      57701   Pennington
  1.25  Neenah                   WI      54956   Winnebago
  1.26  Eau Claire               WI      54701   Eau Claire
  1.27  Wisconsin Rapids         WI      54494   Wood
  1.28  Missoula                 MT      59801   Missoula
  1.29  Oshkosh                  WI      54902   Winnebago
  1.30  Kimberly                 WI      54136   Outagamie
  1.31  Spokane                  WA      99218   Spokane
  1.32  Racine                   WI      53406   Racine
  1.33  Spokane                  WA      99223   Spokane
  1.34  Marshfield               WI      54449   Wood
  1.35  Janesville               WI      53545   Rock
  1.36  Austin                   MN      55912   Mower
  1.37  Saint Cloud              MN      56304   Benton
  1.38  Belvidere                IL      61008   Boone
  1.39  Monona                   WI      53713   Dane
  1.40  Grand Island             NE      68803   Hall
  1.41  Kenosha                  WA      53144   Kenosha
  1.42  Billings                 MT      59102   Yellowstone
  1.43  Watertown                WI      53094   Jefferson
  1.44  Jacksonville             IL      62650   Morgan
  1.45  Lincoln                  NE      68502   Lancaster
  1.46  West Bend                WI      53095   Washington
  1.47  Menasha                  WI      54952   Winnebago
  1.48  Beloit                   WI      53511   Rock
  1.49  Onalaska                 WI      54650   La Crosse
  1.50  Madison                  WI      53704   Dane
  1.51  Sheboygan                WI      53081   Sheboygan
  1.52  West Jordan              UT      84088   Salt Lake
  1.53  Salt Lake City           UT      84106   Salt Lake
  1.54  Winona                   MN      55987   Winona
  1.55  Yakima                   WA      98908   Yakima
  1.56  Mitchell                 SD      57301   Davison
  1.57  Grafton                  WI      53024   Ozaukee
  1.58  La Crosse                WI      54601   La Crosse
  1.59  Marshall                 MN      56258   Lyon
  1.60  Chippewa Falls           WI      54729   Chippewa
  1.61  De Pere                  WI      54115   Brown
  1.62  Manitowoc                WI      54220   Manitowoc
  1.63  Watertown                SD      57201   Codington
  1.64  Rothschild               WI      54474   Marathon
  1.65  Stevens Point            WI      54481   Portage
  1.66  Hutchinson               MN      55350   McLeod
  1.67  West Bountiful           UT      84010   Davis
  1.68  Aberdeen                 SD      57401   Brown
  1.69  Great Falls              MT      59404   Cascade
  1.70  Helena                   MT      59602   Lewis and Clark
  1.71  Pullman                  WA      99163   Whitman
  1.72  Kingsford                MI      49802   Dickinson
  1.73  Riverdale                UT      84405   Weber
  1.74  Mason City               IA      50401   Cerro Gordo
  1.75  Layton                   UT      84041   Davis
  1.76  Boise                    ID      83706   Ada
  1.77  West Valley City         UT      84120   Salt Lake
  1.78  Fairmont                 MN      56031   Martin
  1.79  Delavan                  WI      53115   Walworth
  1.80  Bellevue                 NE      68005   Sarpy
  1.81  Ogden                    UT      84404   Weber
  1.82  River Falls              WI      54022   Saint Croix
  1.83  Monroe                   WI      53566   Green
  1.84  Albert Lea               MN      56007   Freeborn
  1.85  Norfolk                  NE      68701   Madison
  1.86  North Platte             NE      69101   Lincoln
  1.87  Escanaba                 MI      49829   Delta
  1.88  Worthington              MN      56187   Nobles
  1.89  Nampa                    ID      83651   Canyon
  1.90  Houghton                 MI      49931   Houghton
  1.91  Marinette                WI      54143   Marinette
  1.92  Provo                    UT      84604   Utah
  1.93  Twin Falls               ID      83301   Twin Falls
  1.94  Rice Lake                WI      54868   Rusk
  1.95  Chubbuck                 ID      83202   Bannock
  1.96  Idaho Falls              ID      83404   Bonneville
  1.97  Dixon                    IL      61021   Lee
  1.98  Walla Walla              WA      99362   Walla Walla
  1.99  Union Gap                WA      98903   Yakima
 1.100  Freeport                 IL      61032   Stephenson
 1.101  Spanish Fork             UT      84660   Utah
 1.102  Logan                    UT      84341   Cache
 1.103  Brigham City             UT      84302   Box Elder
 1.104  Fort Atkinson            WI      53538   Jefferson
 1.105  Lewiston                 ID      83501   Nez Perce
 1.106  Ledgeview                WI      54115   Brown
 1.107  Howard                   WI      54313   Brown
 1.108  Monmouth                 IL      61462   Warren
 1.109  De Pere                  WI      54115   Brown
 1.110  Spokane Valley           WA      99216   Spokane
 1.111  Burlington               IA      52601   Des Moines
 1.112  Port Washington          WI      53074   Ozaukee
   2    Brea                     CA      92821   Orange               133,000,000.00                 No         5.5000%
   3    Reston                   VA      20190   Fairfax               93,000,000.00                 No         5.5720%
   4    Various               Various   Various  Various               72,000,000.00                 No         5.3225%
  4.1   Syosset                  NY      11791   Nassau
  4.2   Uniondale                NY      11553   Nassau
  4.3   Tarrytown                NY      10591   Westchester
  4.4   Tarrytown                NY      10591   Westchester
  4.5   Melville                 NY      11747   Suffolk
  4.6   West Orange              NJ      07052   Essex
  4.7   Syosset                  NY      11791   Nassau
   5    Various               Various   Various  Various               63,000,000.00                 No         6.0800%
  5.1   Sandusky                 OH      44870   Erie
  5.2   Lake Delton              WI      53965   Sauk
   7    Orlando                  FL      32801   Orange                42,695,000.00                 No         5.3100%
   8    Pittsburgh               PA      15212   Allegheny             19,762,500.00              Yes (C1)      5.8800%
   9    Pittsburgh               PA      15203   Allegheny              9,487,500.00              Yes (C1)      5.8800%
   10   Bridgeville              PA      15017   Allegheny              4,670,000.00              Yes (C1)      5.8800%
   11   Washington               PA      15301   Washington             4,350,000.00              Yes (C1)      5.8800%
   12   Yukon                    OK      73099   Canadian               9,615,000.00              Yes (C2)      5.4400%
   13   Oklahoma City            OK      73108   Oklahoma               7,623,000.00              Yes (C2)      5.4400%
   14   Oklahoma City            OK      73135   Oklahoma               6,763,000.00              Yes (C2)      5.4400%
   15   Yukon                    OK      73099   Canadian               6,340,000.00              Yes (C2)      5.4400%
   16   Oklahoma City            OK      73131   Oklahoma               4,131,000.00              Yes (C2)      5.4400%
   17   Broken Arrow             OK      74012   Tulsa                  1,510,000.00              Yes (C2)      5.4400%
   18   Oklahoma City            OK      73105   Oklahoma               1,297,000.00              Yes (C2)      5.4400%
   19   Oklahoma City            OK      73127   Oklahoma                 721,000.00              Yes (C2)      5.4400%
   22   Warminster               PA      18974   Bucks                 33,000,000.00                 No         5.9400%
   23   DuBois                   PA      15801   Clearfield            32,812,500.00                 No         6.4100%
   24   Knoxville                TN      37902   Knox                  30,250,000.00                 No         5.4850%
   25   Auburn                   WA      98092   Pierce                26,700,000.00                 No         5.4700%
   26   Green Cove Springs       FL      32043   Clay                  26,500,000.00                 No         5.6000%
   27   Norcross                 GA      30092   Gwinnett              25,600,000.00                 No         5.4900%
   28   Tampa                    FL      33626   Hillsborough          22,955,854.73                 No         5.7836%
   29   Bossier City             LA      71111   Bossier               22,500,000.00                 No         5.4500%
   30   Loveland                 OH      45140   Warren                22,167,000.00                 No     4.435% (Note 5)
   31   Pittsburgh               PA      15275   Allegheny             21,900,000.00                 No         5.7800%
   32   Highland Park            NJ      08904   Middlesex             20,000,000.00                 No         5.5300%
   33   Marlborough              MA      01752   Middlesex             19,900,000.00                 No         5.6400%
   34   Germantown               MD      20876   Montgomery            19,900,000.00                 No         5.5800%
   35   Billerica                MA      01821   Middlesex             19,895,714.89                 No         5.6500%
   36   Gainesville              VA      20155   Prince William        19,815,000.00                 No         5.5800%
   38   Seattle                  WA      98101   King                  18,800,000.00                 No         6.0450%
   39   Raleigh                  NC      27606   Wake                  17,500,000.00                 No         5.5500%
   40   Rockaway                 NJ      07866   Morris                17,480,000.00                 No         5.6800%
   41   Naples                   FL      34110   Collier               17,120,000.00                 No         5.6600%
   42   North Hollywood          CA      91602   Los Angeles           16,659,061.47                 No         6.0300%
   43   Cape May Court House     NJ      08210   Cape May              16,250,000.00                 No         5.7650%
   44   Fullerton                CA      92831   Orange                16,200,000.00                 No         5.7700%
   45   Tucson                   AZ      85704   Pima                  16,000,000.00                 No         5.4900%
   46   Tukwila                  WA      98188   King                  15,881,825.18                 No         5.7710%
   47   Glen Allen               VA      23060   Henrico               15,558,229.72                 No         6.1050%
   48   Las Vegas                NV      89121   Clark                 15,540,000.00                 No         5.5600%
   49   Ann Arbor                MI      48104   Washtenaw             15,190,000.00                 No         5.7600%
   50   Fremont                  CA      94538   Alameda               14,904,880.26                 No         5.4950%
   51   Overland Park            KS      66204   Johnson               14,800,000.00                 No     4.375% (Note 6)
   52   Spokane                  WA      99217   Spokane                8,879,000.00              Yes (C3)      5.6650%
   53   Spokane                  WA      99217   Spokane                5,846,000.00              Yes (C3)      5.6650%
   54   Santa Rosa               CA      95403   Sonoma                14,600,000.00                 No         5.2300%
   55   Andover                  MA      01810   Essex                 14,500,000.00                 No         5.5800%
   57   Philadelphia             PA      19103   Philadelphia          14,487,323.99                 No         5.7950%
   59   Nashville                TN      37203   Davidson              14,360,000.00                 No         5.7790%
   60   Woodstock                IL      60098   McHenry                7,063,125.43              Yes (C4)      5.6700%
   61   Woodstock                IL      60098   McHenry                7,063,125.43              Yes (C4)      5.6700%
   62   Tucson                   AZ      85750   Pima                  14,000,000.00                 No         5.5150%
   64   Waukesha                 WI      53186   Waukesha              13,472,999.49                 No         5.5950%
   65   Various                  GA     Various  Various               13,257,088.85                 No         6.2600%
  65.1  Kennesaw                 GA      30144   Cobb
  65.2  Alpharetta               GA      30004   Fulton
  65.3  Macon                    GA      31210   Bibb
   68   West Hartford            CT      06107   Hartford              13,000,000.00                 No         6.1000%
   69   Rockford                 IL      61108   Winnebago             12,850,000.00                 No         6.1540%
   70   Starkville               MS      39759   Oktibbeha             12,305,040.06                 No         5.7400%
  70.1  Starkville               MS      39759   Oktibbeha
  70.2  Starkville               MS      39759   Oktibbeha
   71   Newton                   MA      02465   Middlesex             12,300,000.00                 No         5.5400%
   72   Los Angeles              CA      90069   Los Angeles           12,000,000.00                 No         6.0300%
   73   Louisville               KY      40299   Jefferson             11,717,659.97                 No         5.8650%
   74   Various                  GA     Various  Fulton                11,679,814.72                 No         6.2600%
  74.1  Atlanta                  GA      30305   Fulton
  74.2  Alpharetta               GA      30004   Fulton
   75   Various                  GA     Various  Fulton                11,589,970.00                 No         6.2600%
  75.1  Atlanta                  GA      30328   Fulton
  75.2  Alpharetta               GA      30004   Fulton
   76   Rye                      NY      10580   Westchester           11,400,000.00                 No         6.2400%
   77   Gaithersburg             MD      20878   Montgomery            11,150,000.00                 No         5.6680%
   78   Dahlonega                GA      30533   Lumpkin               11,004,000.00                 No         5.5000%
   79   Virginia Beach           VA      23451   Virginia Beach City   10,953,250.82                 No         5.7000%
   80   East Hartford            CT      06108   Hartford              10,405,000.00                 No         5.5330%
   81   Metairie                 LA      70001   Jefferson             10,069,086.88                 No         5.8900%
   82   Natchez                  MS      39120   Adams                  9,528,182.19                 No         5.6900%
   83   Huntersville             NC      28078   Mecklenburg            9,429,933.55                 No         5.7800%
   84   Blauvelt                 NY      10913   Rockland               9,300,000.00                 No         5.6400%
   86   Richmond                 VA      23231   Henrico                9,100,000.00                 No         5.5150%
   89   Plano                    TX      75093   Collin                 8,800,000.00                 No         5.5500%
   91   Somerville               NJ      08876   Somerset               8,579,099.25                 No         5.9500%
   92   Houston                  TX      77060   Harris                 8,550,000.00                 No         5.5200%
   93   Woodinville              WA      98072   King                   8,400,000.00                 No         5.5200%
   94   Southfield               MI      48034   Oakland                8,250,000.00                 No         5.5600%
   95   Hartland                 WI      53029   Waukesha               8,200,000.00                 No         5.5140%
   96   Canton                   MA      02021   Norfolk                8,014,417.28                 No         5.4900%
   97   Henderson                NV      89015   Clark                  7,900,000.00                 No         5.7900%
  100   Atlanta                  GA      30319   Dekalb                 7,500,000.00                 No         5.6950%
  101   Glendale                 AZ      85302   Maricopa               7,500,000.00                 No         5.6000%
  102   Orange                   CA      92865   Orange                 7,500,000.00                 No         5.4900%
  103   Orange Park              FL      32003   Clay                   7,455,000.00                 No         5.6400%
  104   Lockport                 NY      14094   Niagara                7,430,000.00                 No         5.6600%
  106   Greer                    SC      29651   Greenville             7,275,000.00                 No         5.4600%
  107   Greenfield               WI      53220   Milwaukee              7,240,000.00                 No         5.5140%
  108   Norcross                 GA      30092   Gwinnett               7,000,000.00                 No         5.6300%
  110   Charlotte                NC      28210   Mecklenburg            6,940,000.00                 No         5.4900%
  112   Orlando                  FL      32810   Orange                 6,892,201.69                 No         6.6050%
  114   Norman                   OK      73072   Cleveland              6,600,000.00                 No         5.4630%
  115   Portsmouth               NH      03801   Rockingham             6,132,921.72                 No         5.6750%
  116   Parker                   CO      80134   Douglas                6,059,995.36                 No         5.7710%
  117   Grand Haven              MI      49417   Ottawa                 6,000,000.00                 No         5.3600%
  118   Winter Park              FL      32789   Orange                 6,000,000.00                 No         5.6050%
  119   Lumberton                NC      28358   Robeson                5,964,649.56                 No         5.3600%
  120   Plymouth Township        MI      48170   Wayne                  5,868,991.07                 No         5.6100%
  121   Milwaukie                OR      97222   Clackamas              5,865,000.00                 No         5.2500%
  122   Elm Grove                WI      53122   Waukesha               5,840,000.00                 No         5.5180%
  123   Greenacres               FL      33463   Palm Beach             5,720,136.79                 No         5.6700%
  124   Lubbock                  TX      79423   Lubbock                3,583,130.00              Yes (C5)      5.6900%
  125   Cleveland                OH      44105   Cuyahoga               1,120,980.00              Yes (C5)      5.6900%
  126   Denton Township          MI      48651   Roscommon              1,015,890.00              Yes (C5)      5.6900%
  128   Highland                 IN      46322   Lake                   5,500,000.00                 No         5.5350%
  129   Salinas                  CA      93906   Monterey               5,500,000.00                 No         5.5950%
  131   Las Vegas                NV      89117   Clark                  5,350,000.00                 No         5.4280%
  132   Winter Haven             FL      33884   Polk                   5,318,235.01                 No         5.6700%
  133   Mooresville              NC      28117   Iredell                5,267,694.39                 No         5.6950%
  135   Milwaukee                WI      53207   Milwaukee              5,120,000.00                 No         5.5170%
  136   St. Louis                MO      63113   Saint Louis City       5,080,000.00                 No         5.4400%
  137   Myrtle Beach             SC      29577   Horry                  5,036,062.11                 No         5.9300%
  138   Waukesha                 WI      53186   Waukesha               4,984,768.43                 No         5.4200%
  139   Rochester Hills          MI      48307   Oakland                4,989,402.83                 No         5.3250%
  140   East Hartford            CT      06108   Hartford               4,805,000.00                 No         5.5330%
  141   Redding                  CA      96003   Shasta                 4,767,517.24                 No         5.2538%
  142   Plainview                TX      79072   Hale                   4,753,131.80                 No         5.4000%
  143   Richmond                 VA      23220   Richmond City          4,750,000.00                 No         5.4250%
  144   Myrtle Beach             SC      29577   Horry                  4,686,916.00                 No         5.8800%
  147   Orange                   CT      06477   New Haven              4,500,000.00                 No         5.7900%
  148   Poughkeepsie             NY      12601   Dutchess               4,100,000.00                 No         5.8100%
  149   Mission Viejo            CA      92691   Orange                 4,045,121.50                 No         6.2920%
  150   Newport News             VA      23602   Newport News           3,996,501.37                 No         5.7930%
  151   Portage                  MI      49002   Kalamazoo              3,996,410.95                 No         5.6930%
  152   Golden Valley            MN      55422   Hennepin               3,890,000.00                 No         5.6300%
  153   Pasco                    WA      99301   Franklin               3,838,865.54                 No         5.6500%
  154   Aspen                    CO      81611   Pitkin                 3,689,078.23                 No         5.5600%
  155   Port Richey              FL      34668   Pasco                  3,541,365.12                 No         5.3900%
  156   Cranberry Township       PA      16066   Butler                 3,520,000.00                 No         5.5100%
  157   San Rafael               CA      94903   Marin                  3,435,032.39                 No         5.5900%
  160   East Hartford            CT      06108   East Hartford          2,892,000.00                 No         5.5100%
  161   Fond du Lac              WI      54935   Fond du Lac            2,845,738.79                 No         5.5350%
  163   Louisville               KY      40214   Jefferson              2,357,246.41                 No         5.4900%
  164   Manchester               PA      17345   York                   1,892,135.07                 No         5.8400%
  165   Lancaster                PA      17603   Lancaster              1,742,742.31                 No         5.8300%

                                                                                   INTEREST
                                                                                   RESERVE
          MASTER                                                                   MORTGAGE
 LOAN   SERVICING  ARD LOAN                                                          LOAN                        GRACE PERIOD
NUMBER   FEE RATE  (YES/No)?     ARD       ADDITIONAL INTEREST RATE AFTER ARD     (YES/NO)?       LOAN TYPE         (DAYS)
-----------------------------------------------------------------------------------------------------------------------------

   1      0.0400%      No                                                             Yes         Balloon         3 (Note 4)
  1.1
  1.2
  1.3
  1.4
  1.5
  1.6
  1.7
  1.8
  1.9
  1.10
  1.11
  1.12
  1.13
  1.14
  1.15
  1.16
  1.17
  1.18
  1.19
  1.20
  1.21
  1.22
  1.23
  1.24
  1.25
  1.26
  1.27
  1.28
  1.29
  1.30
  1.31
  1.32
  1.33
  1.34
  1.35
  1.36
  1.37
  1.38
  1.39
  1.40
  1.41
  1.42
  1.43
  1.44
  1.45
  1.46
  1.47
  1.48
  1.49
  1.50
  1.51
  1.52
  1.53
  1.54
  1.55
  1.56
  1.57
  1.58
  1.59
  1.60
  1.61
  1.62
  1.63
  1.64
  1.65
  1.66
  1.67
  1.68
  1.69
  1.70
  1.71
  1.72
  1.73
  1.74
  1.75
  1.76
  1.77
  1.78
  1.79
  1.80
  1.81
  1.82
  1.83
  1.84
  1.85
  1.86
  1.87
  1.88
  1.89
  1.90
  1.91
  1.92
  1.93
  1.94
  1.95
  1.96
  1.97
  1.98
  1.99
 1.100
 1.101
 1.102
 1.103
 1.104
 1.105
 1.106
 1.107
 1.108
 1.109
 1.110
 1.111
 1.112
   2      0.0300%      No                                                             Yes    Partial IO/Balloon        0
   3      0.0300%      No                                                             Yes      Interest Only           0
   4      0.0300%      No                                                             Yes      Interest Only           0
  4.1
  4.2
  4.3
  4.4
  4.5
  4.6
  4.7
   5      0.0300%      No                                                             Yes    Partial IO/Balloon        0
  5.1
  5.2
   7      0.0400%      No                                                             Yes    Partial IO/Balloon        0
   8      0.0700%      No                                                          Yes (C1)       Balloon              0
   9      0.0700%      No                                                          Yes (C1)       Balloon              0
   10     0.0700%      No                                                          Yes (C1)       Balloon              0
   11     0.0700%      No                                                          Yes (C1)       Balloon              0
   12     0.0300%      No                                                          Yes (C2)  Partial IO/Balloon        0
   13     0.0300%      No                                                          Yes (C2)  Partial IO/Balloon        0
   14     0.0300%      No                                                          Yes (C2)  Partial IO/Balloon        0
   15     0.0300%      No                                                          Yes (C2)  Partial IO/Balloon        0
   16     0.0300%      No                                                          Yes (C2)  Partial IO/Balloon        0
   17     0.0300%      No                                                          Yes (C2)  Partial IO/Balloon        0
   18     0.0300%      No                                                          Yes (C2)  Partial IO/Balloon        0
   19     0.0300%      No                                                          Yes (C2)  Partial IO/Balloon        0
   22     0.0400%      No                                                             Yes    Partial IO/Balloon        0
   23     0.0300%      No                                                             Yes    Partial IO/Balloon        0
   24     0.0300%      No                                                             Yes    Partial IO/Balloon   5 (Note 4)
   25     0.0300%      No                                                             Yes    Partial IO/Balloon        0
   26     0.0300%      No                                                             Yes    Partial IO/Balloon        0
   27     0.0300%      No                                                             Yes    Partial IO/Balloon        0
   28     0.0300%      No                                                             Yes         Balloon              0
   29     0.0300%      No                                                             Yes    Partial IO/Balloon        0
   30     0.0300%      No                                                             Yes    Partial IO/Balloon        0
   31     0.0800%      No                                                             Yes    Partial IO/Balloon        0
   32     0.0450%      No                                                             Yes    Partial IO/Balloon        0
   33     0.0300%      No                                                             Yes    Partial IO/Balloon        0
   34     0.0300%      No                                                             Yes    Partial IO/Balloon        0
   35     0.0300%      No                                                             Yes         Balloon              0
   36     0.0300%      No                                                             Yes    Partial IO/Balloon        0
   38     0.0300%      No                                                             Yes    Partial IO/Balloon        0
   39     0.0400%      No                                                             Yes    Partial IO/Balloon        0
   40     0.0300%      No                                                             Yes    Partial IO/Balloon        0
   41     0.0300%      No                                                             Yes    Partial IO/Balloon        0
   42     0.0300%     Yes     12/11/15  2% plus Initial Interest Rate                 Yes           ARD                0
   43     0.0300%      No                                                             Yes    Partial IO/Balloon        0
   44     0.0300%      No                                                             Yes    Partial IO/Balloon        0
   45     0.0300%      No                                                             Yes      Interest Only           0
   46     0.0300%      No                                                             Yes         Balloon              0
   47     0.0300%      No                                                             Yes         Balloon              0
   48     0.0400%      No                                                             Yes    Partial IO/Balloon        0
   49     0.0300%      No                                                             Yes    Partial IO/Balloon        0
   50     0.0300%      No                                                             Yes         Balloon              0
   51     0.0300%      No                                                             Yes    Partial IO/Balloon        0
   52     0.0700%      No                                                          Yes (C3)  Partial IO/Balloon        0
   53     0.0700%      No                                                          Yes (C3)  Partial IO/Balloon        0
   54     0.0300%      No                                                             Yes    Partial IO/Balloon        0
   55     0.0300%      No                                                             Yes    Partial IO/Balloon        0
   57     0.0300%      No                                                             Yes         Balloon              0
   59     0.0300%      No                                                             Yes      Interest Only           0
   60     0.0300%      No                                                          Yes (C4)       Balloon              0
   61     0.0300%      No                                                          Yes (C4)       Balloon              0
   62     0.0300%      No                                                             Yes      Interest Only           0
   64     0.0300%      No                                                             Yes         Balloon              0
   65     0.0300%      No                                                             Yes         Balloon              0
  65.1
  65.2
  65.3
   68     0.0300%      No                                                             Yes    Partial IO/Balloon        0
   69     0.0300%     Yes      5/11/16  2% plus Initial Interest Rate                 Yes      Partial IO/ARD          0
   70     0.0300%      No                                                             Yes         Balloon              0
  70.1
  70.2
   71     0.0300%      No                                                             Yes    Partial IO/Balloon        0
   72     0.0300%      No                                                             Yes    Partial IO/Balloon        0
   73     0.0700%      No                                                             Yes         Balloon              0
   74     0.0300%      No                                                             Yes         Balloon              0
  74.1
  74.2
   75     0.0300%      No                                                             Yes         Balloon              0
  75.1
  75.2
   76     0.0700%      No                                                             Yes    Partial IO/Balloon        0
   77     0.0300%      No                                                             Yes    Partial IO/Balloon        0
   78     0.0300%     Yes      2/11/16  Greater of (i) 2% plus initial interest
                                        rate and (ii) 3% plus annualized yield        Yes      Partial IO/ARD          0
   79     0.0800%      No                                                             Yes         Balloon              0
   80     0.0300%      No                                                             Yes    Partial IO/Balloon        0
   81     0.0600%      No                                                             Yes         Balloon              0
   82     0.0600%      No                                                             Yes         Balloon              0
   83     0.0300%      No                                                             Yes         Balloon              0
   84     0.0300%      No                                                             Yes    Partial IO/Balloon        0
   86     0.0300%      No                                                             Yes    Partial IO/Balloon        0
   89     0.0300%      No                                                             Yes    Partial IO/Balloon        0
   91     0.0300%      No                                                             Yes         Balloon              0
   92     0.0600%      No                                                             Yes    Partial IO/Balloon        0
   93     0.0400%      No                                                             Yes    Partial IO/Balloon        0
   94     0.0300%      No                                                             Yes    Partial IO/Balloon        0
   95     0.0300%     Yes      2/11/16  2% plus Initial Interest Rate                 Yes      Partial IO/ARD          0
   96     0.0300%      No                                                             Yes         Balloon              0
   97     0.0300%     Yes      1/11/21  Greater of (i) 2% plus initial interest
                                        rate and (ii) 3% plus annualized yield        Yes      Partial IO/ARD          0
  100     0.0400%      No                                                             Yes      Interest Only           0
  101     0.0900%      No                                                             Yes    Partial IO/Balloon        0
  102     0.0300%      No                                                             Yes      Interest Only           0
  103     0.0300%      No                                                             Yes    Partial IO/Balloon        0
  104     0.0300%      No                                                             Yes    Partial IO/Balloon        0
  106     0.0700%      No                                                             Yes    Partial IO/Balloon        0
  107     0.0300%     Yes      2/11/16  2% plus Initial Interest Rate                 Yes      Partial IO/ARD          0
  108     0.0300%      No                                                             Yes    Partial IO/Balloon        0
  110     0.0300%      No                                                             Yes      Interest Only           0
  112     0.0300%      No                                                             Yes         Balloon              0
  114     0.0300%      No                                                             Yes    Partial IO/Balloon        0
  115     0.0300%      No                                                             Yes         Balloon              0
  116     0.0500%      No                                                             Yes         Balloon              0
  117     0.0300%      No                                                             Yes    Partial IO/Balloon        0
  118     0.0300%      No                                                             Yes    Partial IO/Balloon        0
  119     0.0300%      No                                                             Yes         Balloon              0
  120     0.0300%      No                                                             Yes         Balloon              0
  121     0.0300%      No                                                             Yes    Partial IO/Balloon        0
  122     0.0300%     Yes      2/11/16  2% plus Initial Interest Rate                 Yes      Partial IO/ARD          0
  123     0.1100%      No                                                             Yes         Balloon              0
  124     0.0300%     Yes      2/11/21  Greater of (i) 2% plus initial interest
                                        rate or (ii) 3% plus annualized yield      Yes (C5)    Partial IO/ARD          0
  125     0.0300%     Yes      2/11/21  Greater of (i) 2% plus initial interest
                                        rate or (ii) 3% plus annualized yield      Yes (C5)    Partial IO/ARD          0
  126     0.0300%     Yes      2/11/21  Greater of (i) 2% plus initial interest
                                        rate and (ii) 3% plus annualized yield     Yes (C5)    Partial IO/ARD          0
  128     0.0300%      No                                                             Yes    Partial IO/Balloon        0
  129     0.0900%      No                                                             Yes    Partial IO/Balloon        0
  131     0.0300%      No                                                             Yes      Interest Only           0
  132     0.0700%      No                                                             Yes         Balloon              0
  133     0.0600%      No                                                             Yes         Balloon              0
  135     0.0300%      Yes     2/11/16  2% plus Initial Interest Rate                 Yes      Partial IO/ARD          0
  136     0.0300%      No                                                             Yes    Partial IO/Balloon        0
  137     0.0700%      No                                                             Yes         Balloon              0
  138     0.0300%      No                                                             Yes         Balloon              0
  139     0.0300%      No                                                             Yes         Balloon              0
  140     0.0300%      No                                                             Yes    Partial IO/Balloon        0
  141     0.0300%     Yes      6/11/15  2% plus Initial Interest Rate                 Yes           ARD                0
  142     0.0300%      No                                                             Yes         Balloon              0
  143     0.1100%      No                                                             Yes    Partial IO/Balloon        0
  144     0.0700%      No                                                             Yes         Balloon              0
  147     0.0300%     Yes      1/11/21  Greater of (i) 2% plus initial interest
                                        rate and (ii) 3% plus annualized yield        Yes      Partial IO/ARD          0
  148     0.0300%      No                                                             Yes    Partial IO/Balloon        0
  149     0.0300%     Yes      5/11/16  Greater of (i) 2% plus initial interest
                                        rate and (ii) 3% plus annualized yield        Yes           ARD                0
  150     0.0900%      No                                                             Yes         Balloon              0
  151     0.0900%      No                                                             Yes         Balloon              0
  152     0.0500%      No                                                             Yes    Partial IO/Balloon        0
  153     0.0600%      No                                                             Yes         Balloon              0
  154     0.0600%      No                                                             Yes         Balloon              0
  155     0.0300%      No                                                             Yes         Balloon              0
  156     0.0700%      No                                                             Yes    Partial IO/Balloon        0
  157     0.0300%      No                                                             Yes         Balloon              0
  160     0.0300%      No                                                             Yes    Partial IO/Balloon        0
  161     0.0300%      No                                                             Yes         Balloon              0
  163     0.0900%      No                                                             Yes         Balloon              0
  164     0.0300%     Yes      2/11/16  Greater of (i) 2% plus initial interest
                                        rate and (ii) 3% plus annualized yield        Yes           ARD                0
  165     0.0300%     Yes      2/11/16  Greater of (i) 2% plus initial interest
                                        rate and (ii) 3% plus annualized yield        Yes           ARD                0

                                       ORIGINAL  REMAINING      STATED        STATED
                                       TERM TO    TERM TO      ORIGINAL      REMAINING
         STATED     PERIODIC PAYMENT  MATURITY/  MATURITY/   AMORTIZATION  AMORTIZATION   DEFEASANCE
 LOAN   MATURITY   ON FIRST DUE DATE     ARD        ARD          TERM          TERM          LOAN
NUMBER    DATE       AFTER CLOSING     (MONTHS)   (MONTHS)     (MONTHS)      (MONTHS)      (YES/NO)?
-----------------------------------------------------------------------------------------------------

   1      6/8/16  637,833.41 (Note 7)    120        120          360            360           Yes
  1.1
  1.2
  1.3
  1.4
  1.5
  1.6
  1.7
  1.8
  1.9
  1.10
  1.11
  1.12
  1.13
  1.14
  1.15
  1.16
  1.17
  1.18
  1.19
  1.20
  1.21
  1.22
  1.23
  1.24
  1.25
  1.26
  1.27
  1.28
  1.29
  1.30
  1.31
  1.32
  1.33
  1.34
  1.35
  1.36
  1.37
  1.38
  1.39
  1.40
  1.41
  1.42
  1.43
  1.44
  1.45
  1.46
  1.47
  1.48
  1.49
  1.50
  1.51
  1.52
  1.53
  1.54
  1.55
  1.56
  1.57
  1.58
  1.59
  1.60
  1.61
  1.62
  1.63
  1.64
  1.65
  1.66
  1.67
  1.68
  1.69
  1.70
  1.71
  1.72
  1.73
  1.74
  1.75
  1.76
  1.77
  1.78
  1.79
  1.80
  1.81
  1.82
  1.83
  1.84
  1.85
  1.86
  1.87
  1.88
  1.89
  1.90
  1.91
  1.92
  1.93
  1.94
  1.95
  1.96
  1.97
  1.98
  1.99
 1.100
 1.101
 1.102
 1.103
 1.104
 1.105
 1.106
 1.107
 1.108
 1.109
 1.110
 1.111
 1.112
   2     4/11/16          609,583.33     120        118          360            360           Yes
   3      1/9/13          431,830.00      84         79     Interest Only  Interest Only      Yes
   4      1/9/16          319,350.00     120        115     Interest Only  Interest Only      Yes
  4.1
  4.2
  4.3
  4.4
  4.5
  4.6
  4.7
   5      3/1/13          319,200.00      84         81          360            360           Yes
  5.1
  5.2
   7    10/11/15          188,925.38     120        112          360            360           Yes
   8     6/11/16          125,884.36     120        120          300            300           Yes
   9     6/11/16           60,434.05     120        120          300            300           Yes
   10    6/11/16           29,747.25     120        120          300            300           Yes
   11    6/11/16           27,708.89     120        120          300            300           Yes
   12    1/11/16           43,588.00     120        115          360            360           Yes
   13    1/11/16           34,557.60     120        115          360            360           Yes
   14    1/11/16           30,658.93     120        115          360            360           Yes
   15    1/11/16           28,741.33     120        115          360            360           Yes
   16    1/11/16           18,727.20     120        115          360            360           Yes
   17    1/11/16            6,845.33     120        115          360            360           Yes
   18    1/11/16            5,879.73     120        115          360            360           Yes
   19    1/11/16            3,268.53     120        115          360            360           Yes
   22    4/11/16          163,350.00     120        118          360            360           Yes
   23    5/11/16          175,273.44     120        119          360            360           Yes
   24    2/11/16          138,267.71     120        116          360            360           Yes
   25    2/11/16          121,707.50     120        116          360            360           Yes
   26    3/11/16          123,666.67     120        117          360            360           Yes
   27    4/11/16          117,120.00     120        118          360            360           Yes
   28    4/11/16          134,713.09     120        118          360            358           No
   29    1/11/16          102,187.50     120        115          360            360           Yes
   30   12/11/15   81,925.54 (Note 5)    120        114          360            360           Yes
   31    5/11/16          105,485.00     120        119          360            360           Yes
   32    2/11/16           92,166.67     120        116          360            360           Yes
   33    3/11/16           93,530.00     120        117          360            360           Yes
   34    3/11/16           92,535.00     120        117          420            420           Yes
   35    1/11/16          115,447.16     120        115          360            355           Yes
   36    3/11/16           92,139.75     120        117          420            420           Yes
   38    5/11/16           94,705.00     120        119          360            360           No
   39    3/16/06           80,937.50     120        117          360            360           Yes
   40    3/11/06           82,738.67     120        118          360            360           Yes
   41    4/11/16           80,749.33     120        118          360            360           Yes
   42   12/11/30          108,550.93     120        114          300            294           Yes
   43    4/11/16           78,067.71     120        118          360            360           Yes
   44    3/11/16           77,895.00     120        117          360            360           Yes
   45    2/11/11           73,200.00      60         56     Interest Only  Interest Only      Yes
   46    1/11/16          100,860.17     120        115          300            295           Yes
   47    4/11/11          101,514.67      60         58          300            298           Yes
   48    3/11/16           72,002.00     120        117          360            360           Yes
   49    4/11/16           72,912.00     120        118          360            360           Yes
   50   12/11/15           85,121.30     120        114          360            354           Yes
   51    1/11/16   53,958.33 (Note 6)    120        115          360            360           Yes
   52    3/11/16           41,916.28     120        117          360            360           Yes
   53    3/11/16           27,597.99     120        117          360            360           Yes
   54    2/11/16           63,631.67     120        116          360            360           Yes
   55    1/11/16           67,425.00     120        115          360            360           Yes
   57    5/11/06           85,033.03     120        119          360            359           Yes
   59   11/11/13           69,155.37      96         89     Interest Only  Interest Only      No
   60    1/11/11           41,073.55      60         55          360            355           Yes
   61    1/11/11           41,073.55      60         55          360            355           Yes
   62    2/11/13           64,341.67      84         80     Interest Only  Interest Only      Yes
   64    4/11/16           77,458.10     120        118          360            358           Yes
   65    4/11/16           81,853.63     120        118          360            358           Yes
  65.1
  65.2
  65.3
   68    5/11/16           66,083.33     120        119          360            360           No
   69    5/11/36           65,899.08     120        119          360            360           Yes
   70    3/11/16           71,934.52     120        117          360            357           Yes
  70.1
  70.2
   71    1/11/16           56,785.00     120        115          360            360           Yes
   72    5/11/16           60,300.00     120        119          360            360           Yes
   73    3/11/16           69,430.61     120        117          360            357           Yes
   74    4/11/16           72,115.02     120        118          360            358           Yes
  74.1
  74.2
   75    4/11/16           71,560.29     120        118          360            358           Yes
  75.1
  75.2
   76    4/11/16           59,280.00     120        118          360            360           Yes
   77    1/11/16           52,665.17     120        115          420            420           Yes
   78    2/11/36           50,435.00     120        116          360            360           Yes
   79    2/11/16           63,844.05     120        116          360            356           Yes
   80    4/11/16           47,975.72     120        118          360            360           Yes
   81    4/11/16           59,771.08     120        118          360            358           Yes
   82    1/11/16           60,046.63     120        115          300            295           Yes
   83    1/11/16           59,937.45     120        115          300            295           Yes
   84    1/11/16           43,710.00     120        115          360            360           Yes
   86    1/11/16           41,822.08     120        115          360            360           Yes
   89    1/11/16           40,700.00     120        115          360            360           Yes
   91    4/11/16           51,255.40     120        118          360            358           Yes
   92    1/11/16           39,330.00     120        115          360            360           Yes
   93    2/11/16           38,640.00     120        116          360            360           Yes
   94    4/11/16           38,225.00     120        118          360            360           Yes
   95    2/11/36           37,679.00     120        116          360            360           Yes
   96    2/11/06           45,656.52     120        116          360            356           Yes
   97    1/11/36           38,117.50     180        175          360            360           Yes
  100    3/11/16           35,593.75     120        117     Interest Only  Interest Only      Yes
  101    3/11/16           35,000.00     120        117          360            360           Yes
  102    4/11/16           34,312.50     120        118     Interest Only  Interest Only      No
  103    3/11/16           35,038.50     120        117          360            360           Yes
  104    1/11/16           35,044.83     120        115          360            360           Yes
  106    1/11/16           33,101.25     120        115          360            360           Yes
  107    2/11/36           33,267.80     120        116          360            360           Yes
  108    3/11/16           32,841.67     120        117          360            360           Yes
  110    2/11/16           31,750.50     120        116     Interest Only  Interest Only      No
  112    5/11/16           47,043.02     120        119          300            299           Yes
  114    2/11/16           30,046.50     120        116          360            360           Yes
  115    4/11/16           35,568.31     120        118          360            358           Yes
  116    1/11/21           35,626.72     180        175          360            355           Yes
  117    3/11/16           26,800.00     120        117          300            300           Yes
  118    2/11/16           28,025.00     120        116          360            360        (Note 3)
  119   10/11/15           36,587.60     120        112          300            292           Yes
  120    1/11/16           33,907.87     120        115          360            355           Yes
  121   12/11/15           25,659.38     120        114          360            360           Yes
  122    2/11/36           26,854.27     120        116          360            360           Yes
  123    1/11/16           33,263.79     120        115          360            355           Yes
  124    2/11/36           16,990.01     180        176          360            360           Yes
  125    2/11/36            5,315.31     180        176          360            360           Yes
  126    2/11/36            4,817.01     180        176          360            360           Yes
  128    5/11/16           25,368.75     120        117          360            360           Yes
  129    3/11/16           25,643.75     120        117          360            360           Yes
  131    2/11/16           24,199.83     120        116     Interest Only  Interest Only      Yes
  132    1/11/16           30,926.65     120        115          360            355           Yes
  133    2/11/16           33,166.71     120        116          300            296           Yes
  135    2/11/36           23,539.20     120        116          360            360           Yes
  136    3/11/16           23,029.33     120        117          360            360           Yes
  137    4/11/16           32,321.48     120        118          300            298           No
  138    3/11/16           28,138.99     120        117          360            357           Yes
  139    4/11/16           27,842.91     120        118          360            358           Yes
  140    4/11/16           22,155.05     120        118          360            360           Yes
  141    6/11/35           26,693.86     120        108          360            348           No
  142    9/11/15           26,953.48     120        111          360            351           Yes
  143    1/11/16           21,473.96     120        115          360            360           Yes
  144    4/11/16           29,938.34     120        118          300            298           Yes
  147    1/11/36           21,712.50     180        175          360            360           Yes
  148    4/11/16           19,850.83     120        118          360            360           Yes
  149    5/11/31           26,821.85     120        119          300            299           Yes
  150    5/11/16           23,452.29     120        119          360            359           Yes
  151    5/11/16           23,198.28     120        119          360            359           Yes
  152    1/11/16           18,250.58     120        115          360            360           Yes
  153    3/11/16           22,223.58     120        117          360            357           Yes
  154    3/11/16           21,147.69     120        117          360            357           Yes
  155    8/11/12           20,080.46      84         74          360            350           Yes
  156    1/11/16           16,162.67     120        115          360            360           Yes
  157    2/11/16           19,783.98     120        116          360            356           Yes
  160    4/11/16           13,279.10     120        118          360            360           Yes
  161    1/11/16           16,307.33     120        115          360            355           Yes
  163   11/11/15           13,470.09     120        113          360            353           Yes
  164    2/11/36           11,196.75     120        116          360            356           Yes
  165    2/11/36           10,301.63     120        116          360            356           Yes

                                                                                                          ESCROWED
                                                                                                           ANNUAL
                                                                                                            REAL     ESCROWED
 LOAN                                    PROPERTY    PROPERTY                                              ESTATE     ANNUAL
NUMBER        BORROWER'S INTEREST          SIZE     SIZE TYPE              LOCKBOX (YES/NO)?               TAXES    INSURANCE
-----------------------------------------------------------------------------------------------------------------------------

   1       Fee Simple and Leasehold     10,974,960      SF     In-Place Hard                             0 (Note 2) 0 (Note 2)
  1.1            Fee Simple                535,000      SF
  1.2            Fee Simple                218,323      SF
  1.3            Fee Simple                494,000      SF
  1.4            Fee Simple                126,658      SF
  1.5            Fee Simple                 94,418      SF
  1.6            Fee Simple                 84,379      SF
  1.7            Fee Simple                347,000      SF
  1.8            Fee Simple                119,842      SF
  1.9            Fee Simple                100,803      SF
  1.10           Fee Simple                 99,101      SF
  1.11           Fee Simple                112,794      SF
  1.12           Fee Simple                 94,120      SF
  1.13           Fee Simple                 90,494      SF
  1.14           Fee Simple                 90,499      SF
  1.15           Fee Simple                 90,499      SF
  1.16           Fee Simple                 97,537      SF
  1.17           Fee Simple                105,923      SF
  1.18           Fee Simple                106,238      SF
  1.19           Fee Simple                 90,514      SF
  1.20           Fee Simple                 90,441      SF
  1.21           Fee Simple                102,205      SF
  1.22           Fee Simple                124,761      SF
  1.23           Fee Simple                 90,585      SF
  1.24           Fee Simple                 94,106      SF
  1.25           Fee Simple                 94,225      SF
  1.26           Fee Simple                 94,705      SF
  1.27           Fee Simple                100,247      SF
  1.28           Fee Simple                102,327      SF
  1.29           Fee Simple                 90,464      SF
  1.30           Fee Simple                 98,030      SF
  1.31           Fee Simple                 94,076      SF
  1.32           Fee Simple                100,010      SF
  1.33           Fee Simple                 99,279      SF
  1.34           Fee Simple                101,483      SF
  1.35           Fee Simple                 98,005      SF
  1.36           Fee Simple                 90,461      SF
  1.37           Fee Simple                 90,414      SF
  1.38           Fee Simple                 77,690      SF
  1.39           Fee Simple                 97,931      SF
  1.40           Fee Simple                103,875      SF
  1.41           Fee Simple                 97,961      SF
  1.42           Fee Simple                100,800      SF
  1.43           Fee Simple                 96,325      SF
  1.44           Fee Simple                101,688      SF
  1.45           Fee Simple                 86,739      SF
  1.46           Fee Simple                 94,130      SF
  1.47           Fee Simple                 81,171      SF
  1.48           Fee Simple                 93,845      SF
  1.49           Fee Simple                 94,413      SF
  1.50           Fee Simple                 98,160      SF
  1.51           Fee Simple                 97,859      SF
  1.52           Fee Simple                 94,230      SF
  1.53           Fee Simple                 94,222      SF
  1.54           Fee Simple                 84,375      SF
  1.55           Fee Simple                 94,237      SF
  1.56           Fee Simple                 71,846      SF
  1.57           Fee Simple                 83,363      SF
  1.58           Fee Simple                 88,161      SF
  1.59           Fee Simple                 71,847      SF
  1.60           Fee Simple                 91,012      SF
  1.61           Fee Simple                 65,459      SF
  1.62           Fee Simple                 87,954      SF
  1.63           Fee Simple                 66,745      SF
  1.64           Fee Simple                 88,030      SF
  1.65           Fee Simple                 90,334      SF
  1.66           Fee Simple                 71,806      SF
  1.67           Fee Simple                100,761      SF
  1.68           Fee Simple                 66,735      SF
  1.69           Fee Simple                 90,505      SF
  1.70           Fee Simple                116,992      SF
  1.71           Fee Simple                 77,559      SF
  1.72           Fee Simple                 94,250      SF
  1.73           Fee Simple                 94,248      SF
  1.74           Fee Simple                 90,430      SF
  1.75           Fee Simple                 94,013      SF
  1.76           Fee Simple                100,843      SF
  1.77           Fee Simple                 94,336      SF
  1.78           Fee Simple                 66,781      SF
  1.79           Fee Simple                 75,844      SF
  1.80           Fee Simple                 67,256      SF
  1.81           Fee Simple                 94,230      SF
  1.82           Fee Simple                 75,775      SF
  1.83           Fee Simple                 73,956      SF
  1.84           Fee Simple                 66,784      SF
  1.85           Fee Simple                 66,827      SF
  1.86           Fee Simple                 70,118      SF
  1.87           Fee Simple                 83,179      SF
  1.88           Fee Simple                 66,713      SF
  1.89           Fee Simple                 90,526      SF
  1.90           Fee Simple                 73,956      SF
  1.91           Fee Simple                 83,180      SF
  1.92           Fee Simple                 94,042      SF
  1.93           Fee Simple                 94,068      SF
  1.94           Fee Simple                 75,844      SF
  1.95           Fee Simple                 90,430      SF
  1.96           Fee Simple                 90,510      SF
  1.97           Fee Simple                 71,839      SF
  1.98           Fee Simple                 83,211      SF
  1.99           Leasehold                  94,136      SF
 1.100           Fee Simple                 75,844      SF
 1.101           Fee Simple                 71,345      SF
 1.102           Leasehold                  94,225      SF
 1.103           Fee Simple                 71,340      SF
 1.104           Fee Simple                 75,063      SF
 1.105           Leasehold                  94,091      SF
 1.106           Fee Simple                 15,060      SF
 1.107           Fee Simple                 14,265      SF
 1.108           Fee Simple                 60,985      SF
 1.109           Fee Simple                 28,953      SF
 1.110           Leasehold                  90,590      SF
 1.111           Leasehold                  80,327      SF
 1.112           Fee Simple                 12,821      SF
   2             Fee Simple                636,922      SF     In-Place Hard, Springing Cash Management    831,294          0
   3             Fee Simple                486,081      SF     In-Place Hard, Springing Cash Management          0          0
   4      Fee Simple and Leasehold         915,558      SF     In-Place Hard, Springing Cash Management          0          0
  4.1            Fee Simple                207,583      SF
  4.2            Leasehold                 214,581      SF
  4.3            Fee Simple                124,515      SF
  4.4            Fee Simple                127,064      SF
  4.5            Fee Simple                 70,110      SF
  4.6            Fee Simple                 70,716      SF
  4.7            Fee Simple                100,989      SF
   5             Fee Simple                    580    Rooms    In-Place Hard, Springing Cash Management  1,490,477    353,376
  5.1            Fee Simple                    271    Rooms                                                      0          0
  5.2            Fee Simple                    309    Rooms                                                      0          0
   7             Fee Simple                270,097      SF     In-Place Hard                               544,282    129,951
                                                                                                                 0          0
   8             Fee Simple                    198    Rooms    None                                        483,390          0
   9             Fee Simple                    125    Rooms    None                                        259,984          0
   10            Leasehold                      70    Rooms    None                                         55,798          0
   11            Fee Simple                     70    Rooms    None                                         41,303          0
                                                                                                                 0          0
   12            Fee Simple                310,000      SF     None                                        126,141     28,565
   13            Fee Simple                145,000      SF     None                                         88,188     18,711
   14            Fee Simple                 91,644      SF     None                                         83,306     20,739
   15            Fee Simple                121,750      SF     None                                         61,866     14,766
   16            Fee Simple                138,390      SF     None                                         47,698     13,835
   17            Fee Simple                 32,500      SF     None                                         21,327      4,322
   18            Fee Simple                 14,000      SF     None                                         14,300      3,474
   19            Fee Simple                  7,490      SF     None                                          6,340      3,637
   22            Fee Simple                    390    Units    None                                        365,472          0
   23            Fee Simple                439,451      SF     Springing Hard                              336,429     70,377
   24            Fee Simple                334,195      SF     In-Place Hard                               577,498     52,803
   25            Fee Simple                121,300      SF     None                                              0          0
   26            Fee Simple                793,593      SF     None                                        263,695     87,427
   27            Fee Simple                    508    Units    In-Place Soft                               295,335     98,985
   28            Fee Simple                115,367      SF     None                                        342,863     99,947
   29            Fee Simple                147,889      SF     Springing Hard                              101,022     36,850
   30            Fee Simple                    350    Units    In-Place Soft                               301,883    125,164
   31            Fee Simple                149,342      SF     None                                              0          0
   32            Leasehold                     216    Units    Springing Hard                              550,156          0
   33            Fee Simple                295,700      SF     None                                        451,179          0
   34            Fee Simple                 93,345      SF     None                                        189,898          0
   35            Fee Simple                143,148      SF     Springing Hard                              395,418          0
   36            Fee Simple                104,077      SF     None                                        295,688          0
   38            Fee Simple                124,136      SF     None                                        151,803     54,692
   39            Fee Simple                    216    Units    Springing Hard                              234,069     71,653
   40            Fee Simple                121,038      SF     None                                        150,634     23,575
   41            Fee Simple                 76,238      SF     Springing Hard                              154,520          0
   42   Fee in Part, Leasehold in Part         255    Rooms    Springing Hard                              156,332    105,462
   43            Fee Simple                150,678      SF     None                                        307,679     53,926
   44            Fee Simple                209,250      SF     Springing Hard                                    0          0
   45            Fee Simple                    464    Units    None                                        188,066     74,008
   46            Fee Simple                    219    Rooms    Springing Hard                              214,499     83,274
   47            Fee Simple                    155    Rooms    None                                        151,736          0
   48            Fee Simple                116,049      SF     Springing Hard                               99,634     17,484
   49            Fee Simple                    324    Units    None                                        475,006          0
   50            Fee Simple                127,354      SF     None                                              0          0
   51            Fee Simple                    350    Units    In-Place Soft                               218,624    129,877
                                                                                                                 0          0
   52            Fee Simple                    192    Units    None                                         95,861     18,990
   53            Fee Simple                    132    Units    None                                         66,388  2,187,576
   54            Fee Simple                 32,238      SF     In-Place Soft, Springing Hard               179,946      8,781
   55            Fee Simple                130,706      SF     In-Place Hard                                     0     46,052
   57            Fee Simple                 23,218      SF     None                                        207,718          0
   59            Fee Simple                 86,872      SF     None                                              0          0
   60            Fee Simple                    102    Units    None                                         89,290     22,951
   61            Fee Simple                    100    Units    None                                         77,407     16,455
   62            Fee Simple                    400    Units    None                                        168,049     63,360
   64            Fee Simple                    475    Units    None                                        451,565          0
   65            Fee Simple                    248    Rooms    Springing Soft                              101,018     34,806
  65.1           Fee Simple                     83    Rooms                                                      0          0
  65.2           Fee Simple                     87    Rooms                                                      0          0
  65.3           Fee Simple                     78    Rooms                                                      0          0
   68            Fee Simple                 47,174      SF     None                                              0          0
   69            Fee Simple                110,725      SF     Springing Hard                              204,730     26,087
   70            Fee Simple                    209    Units    In-Place Soft                               239,385    239,385
  70.1           Fee Simple                    105    Units                                                      0          0
  70.2           Fee Simple                    104    Units                                                      0          0
   71            Fee Simple                 89,931      SF     Springing Hard                              213,942          0
   72            Fee Simple                 15,000      SF     None                                        107,540     23,055
   73            Fee Simple                107,598      SF     Springing Hard                               72,854          0
   74            Fee Simple                    197    Rooms    Springing Soft                               93,855     33,554
  74.1           Fee Simple                    115    Rooms                                                      0          0
  74.2           Fee Simple                     82    Rooms                                                      0          0
   75            Fee Simple                    202    Rooms    Springing Soft                              115,928     32,298
  75.1           Fee Simple                    114    Rooms                                                      0          0
  75.2           Fee Simple                     88    Rooms                                                      0          0
   76            Fee Simple                 65,000      SF     None                                              0          0
   77   Fee in Part, Leasehold in Part      29,620      SF     None                                         97,212          0
   78            Fee Simple                144,298      SF     Springing Hard                                    0          0
   79            Fee Simple                238,881      SF     None                                        194,890     30,114
   80            Fee Simple                306,619      SF     Springing Hard                              292,807          0
   81   Fee in Part, Leasehold in Part      60,056      SF     In-Place Hard                                     0          0
   82            Fee Simple                215,581      SF     Springing Hard                              198,681     44,886
   83            Fee Simple                     90    Rooms    None                                         52,894     20,556
   84            Fee Simple                219,304      SF     In-Place Hard, Springing Cash Management    357,315     59,176
   86            Fee Simple                180,252      SF     In-Place Hard                                91,936          0
   89            Fee Simple                 50,955      SF     None                                        213,439     11,260
   91            Fee Simple                 72,212      SF     Springing Soft                              375,838     11,933
   92            Fee Simple                 70,548      SF     In-Place Hard                               225,967     18,644
   93            Fee Simple                124,698      SF     Springing Hard                              141,880     11,970
   94            Fee Simple                 98,972      SF     None                                        227,648          0
   95            Fee Simple                 40,000      SF     In-Place Hard                                     0          0
   96            Fee Simple                108,160      SF     Springing Hard                              152,583     21,901
   97            Fee Simple                 14,490      SF     Springing Hard                                    0          0
  100            Fee Simple                 58,413      SF     None                                        108,142          0
  101            Fee Simple                    271    Units    None                                        101,990     43,865
  102            Fee Simple                 58,366      SF     None                                              0          0
  103            Fee Simple                 59,306      SF     Springing Hard                              146,008     25,004
  104            Fee Simple                 86,436      SF     Springing Hard                               50,754     13,074
  106            Fee Simple                    138    Units    None                                        103,002     31,813
  107            Fee Simple                 37,500      SF     In-Place Hard                                     0          0
  108            Fee Simple                 82,825      SF     Springing Hard                              141,933          0
  110            Fee Simple                 57,416      SF     None                                              0          0
  112            Fee Simple                    200    Rooms    Springing Soft                               71,339     64,947
  114            Fee Simple                    248    Units    None                                         97,382          0
  115            Fee Simple                     67    Units    None                                         89,047     18,228
  116            Fee Simple                 29,652      SF     None                                        128,983      5,934
  117            Fee Simple                    384    Units    None                                              0          0
  118            Fee Simple                 22,035      SF     None                                         46,588     12,100
  119            Fee Simple                    107    Rooms    None                                         97,312     20,447
  120            Fee Simple                 60,535      SF     None                                         82,121      5,577
  121            Fee Simple                    150    Units    Springing Soft                              130,640    169,215
  122            Fee Simple                 39,772      SF     In-Place Hard                                     0          0
  123            Fee Simple                 54,516      SF     None                                         95,395     47,327
                                                                                                                 0          0
  124            Fee Simple                 52,907      SF     Springing Hard                                    0          0
  125            Fee Simple                  6,783      SF     Springing Hard                                    0          0
  126            Fee Simple                  6,770      SF     Springing Hard                                    0          0
  128            Fee Simple                107,021      SF     None                                         97,613          0
  129            Fee Simple                     92    Units    None                                              0     25,004
  131            Leasehold                  51,048      SF     None                                        112,489     22,691
  132            Fee Simple                 84,146      SF     None                                         62,896     15,622
  133            Fee Simple                     74    Rooms    None                                         44,351          0
  135            Fee Simple                 34,263      SF     In-Place Hard                                     0          0
  136            Fee Simple                 46,648      SF     Springing Hard                              102,595     13,767
  137            Fee Simple                    111    Rooms    Springing Soft                               56,337     85,435
  138            Fee Simple                    168    Units    None                                        186,086          0
  139            Fee Simple                 18,398      SF     None                                         36,856     10,118
  140            Fee Simple                123,986      SF     Springing Hard                               96,364          0
  141            Fee Simple                 28,526      SF     Springing Hard                                    0        966
  142            Fee Simple                 43,100      SF     None                                              0          0
  143            Fee Simple                     57    Units    None                                         19,963     11,532
  144            Fee Simple                    114    Rooms    Springing Hard                               60,840     85,435
  147            Fee Simple                 14,820      SF     Springing Hard                                    0          0
  148            Fee Simple                 27,825      SF     Springing Hard                               85,800     19,933
  149            Fee Simple                 11,590      SF     Springing Hard                               47,763          0
  150            Fee Simple                 25,048      SF     Springing Hard                                    0          0
  151            Fee Simple                 45,056      SF     None                                              0          0
  152            Fee Simple                 36,036      SF     None                                         93,603     14,427
  153            Fee Simple                 17,272      SF     None                                              0      1,569
  154            Fee Simple                  8,815      SF     Springing Hard                               31,082      5,468
  155            Fee Simple                 11,200      SF     None                                              0          0
  156            Fee Simple                 15,030      SF     None                                         29,798      5,835
  157            Fee Simple                 30,823      SF     None                                         61,518      9,874
  160            Fee Simple                 54,064      SF     Springing Hard                              123,138          0
  161            Fee Simple                 20,000      SF     Springing Hard                                    0          0
  163   Fee in Part, Leasehold in Part      11,180      SF     None                                              0      3,586
  164            Fee Simple                 11,180      SF     Springing Hard                                    0          0
  165            Fee Simple                 11,180      SF     Springing Hard                                    0          0

         ESCROWED
         REPLACE-                                                            INITIAL
           MENT          ESCROWED                                           DEFERRED   INITIAL
         RESERVES       REPLACEMENT       ESCROWED TI/LC    ESCROWED TI/LC   MAINTEN-  ENVIRON-
 LOAN    INITIAL     RESERVES CURRENT    RESERVES INITIAL  RESERVES CURRENT   ANCE      MENTAL
NUMBER   DEPOSIT      ANNUAL DEPOSIT          DEPOSIT       ANNUAL DEPOSIT   DEPOSIT    DEPOSIT  HOLDBACK RESERVE
-----------------------------------------------------------------------------------------------------------------

   1            0             0 (Note 2)                0         0 (Note 2)  482,265
  1.1
  1.2                                                                           3,875
  1.3
  1.4
  1.5
  1.6
  1.7
  1.8
  1.9                                                                          16,625
  1.10
  1.11
  1.12                                                                          2,188
  1.13                                                                         15,000
  1.14                                                                          6,250
  1.15                                                                          8,550
  1.16
  1.17
  1.18                                                                          9,194
  1.19
  1.20                                                                          3,125
  1.21
  1.22                                                                         13,906
  1.23
  1.24
  1.25
  1.26
  1.27
  1.28                                                                          1,875
  1.29
  1.30                                                                         21,250
  1.31                                                                         12,125
  1.32
  1.33
  1.34                                                                          2,750
  1.35
  1.36
  1.37                                                                         10,313
  1.38                                                                         16,000
  1.39
  1.40                                                                          6,250
  1.41                                                                          3,125
  1.42                                                                          2,500
  1.43                                                                          2,250
  1.44                                                                          4,063
  1.45                                                                          7,500
  1.46
  1.47
  1.48                                                                          1,250
  1.49
  1.50
  1.51
  1.52
  1.53                                                                          4,000
  1.54                                                                         22,563
  1.55                                                                         72,698
  1.56
  1.57
  1.58
  1.59                                                                         21,238
  1.60                                                                          4,688
  1.61                                                                          6,250
  1.62
  1.63
  1.64
  1.65
  1.66                                                                          7,813
  1.67                                                                          1,250
  1.68
  1.69                                                                          2,881
  1.70                                                                          1,875
  1.71
  1.72                                                                         13,250
  1.73                                                                          4,250
  1.74
  1.75
  1.76
  1.77                                                                         10,111
  1.78
  1.79
  1.80                                                                          3,125
  1.81
  1.82                                                                          7,813
  1.83                                                                         13,125
  1.84
  1.85
  1.86                                                                         12,250
  1.87                                                                          1,875
  1.88
  1.89                                                                         17,500
  1.90                                                                          6,731
  1.91
  1.92
  1.93                                                                         21,856
  1.94
  1.95                                                                         14,000
  1.96
  1.97                                                                          3,688
  1.98                                                                          1,250
  1.99                                                                          3,250
 1.100                                                                          4,813
 1.101                                                                          1,625
 1.102                                                                          1,250
 1.103
 1.104                                                                          1,250
 1.105
 1.106
 1.107
 1.108                                                                         22,788
 1.109
 1.110                                                                          1,250
 1.111
 1.112
   2       94,825                     0           539,725                 0
   3            0                     0         6,837,894                 0
   4            0                     0                 0                 0
  4.1
  4.2
  4.3
  4.4
  4.5
  4.6
  4.7
   5            0  4% of Gross Revenues               NAP               NAP
  5.1
  5.2
   7      252,500                     0         3,000,000                 0    22,500
   8            0  4% of Gross Revenues               NAP               NAP                               712,500
   9            0  4% of Gross Revenues               NAP               NAP
   10           0  4% of Gross Revenues               NAP               NAP
   11           0  4% of Gross Revenues               NAP               NAP     4,145
   12           0                31,000                 0            51,052
   13           0                14,500                 0            23,879
   14           0                 9,164                 0            15,092
   15           0                12,175                 0            20,050
   16           0                13,839                 0            22,791
   17           0                 3,250                 0             5,352
   18           0                 1,400                 0             2,306
   19           0                   695                 0             1,145
   22     400,000                97,500               NAP               NAP   188,450
   23           0                65,840         1,301,259           220,029    30,649                   1,213,500
   24           0                     0           167,496                 0
   25           0                     0                 0                 0
   26           0                79,359                 0           119,039     5,000                   3,263,000
   27   2,749,512                     0               NAP               NAP   115,308
   28           0                17,304            64,200                 0                             1,530,000
   29           0                33,563                 0                 0
   30     910,000                     0               NAP               NAP    11,875
   31           0                     0                 0                 0
   32           0                54,000               NAP               NAP    22,500
   33           0                44,355         1,162,862                 0
   34           0                13,054                 0                 0    22,250
   35           0                14,315                 0           101,635
   36           0                11,448                 0                 0
   38           0                18,665                 0           125,179   980,825                   1,600,000
   39           0                96,000               NAP               NAP
   40           0                12,104                 0            64,159
   41           0                15,221           420,000                 0
   42           0  4% of Gross Revenues               NAP               NAP     7,500     1,250
   43           0                     0                 0                 0   161,094
   44      39,758                     0                 0                 0    10,000
   45           0               116,000               NAP               NAP
   46           0  4% of Gross Revenues               NAP               NAP     1,750
   47           0  4% of Gross Revenues               NAP               NAP
   48           0                23,210           398,500                 0     1,500
   49           0                72,900               NAP               NAP
   50           0                     0               NAP               NAP
   51   2,142,375                     0               NAP               NAP   193,125
   52           0                48,000               NAP               NAP    97,375
   53           0                33,000               NAP               NAP    79,500
   54           0                 4,836                 0            32,238
   55           0                13,071           650,000                 0
   57           0                 3,483                 0                 0
   59           0                     0                 0                 0
   60      63,750                     0               NAP               NAP
   61      62,500                     0               NAP               NAP    30,150
   62           0               100,000               NAP               NAP
   64           0               150,100               NAP               NAP   382,493
   65           0  4% of Gross Revenues               NAP               NAP
  65.1
  65.2
  65.3
   68           0                 7,076                 0                 0              74,500
   69           0                22,146                 0            55,362     6,250
   70           0                62,700               NAP               NAP     1,875
  70.1
  70.2                                                                          1,875
   71           0                17,986                 0                 0
   72           0                 3,000                 0            39,504     1,975                     901,000
   73      25,000                     0           250,000                 0
   74           0  4% of Gross Revenues               NAP               NAP
  74.1
  74.2
   75           0  4% of Gross Revenues               NAP               NAP
  75.1
  75.2
   76     690,000                12,996         2,400,000                 0
   77           0                 2,962                 0                 0
   78           0                     0                 0                 0
   79           0                12,261                 0            43,000    23,906
   80      65,000                24,162                 0            70,522              65,000
   81           0                     0                 0                 0
   82           0                43,118                 0           107,794
   83           0  4% of Gross Revenues               NAP               NAP
   84     100,000                     0         1,438,706                 0    20,313
   86           0                18,025           200,000                 0              50,000
   89           0                 7,643           175,000                 0
   91           0                14,442                 0            93,876
   92           0                10,582                 0            55,332    18,750
   93           0                17,293           396,625                 0     3,375
   94           0                19,794                 0            90,000
   95           0                     0                 0                 0
   96           0                17,306                 0            54,080
   97           0                     0                 0                 0
  100           0                     0                 0                 0
  101           0                68,075               NAP               NAP
  102           0                     0                 0                 0
  103           0                 8,899           100,000            90,000
  104     150,000                17,287                 0                 0     8,875    23,000
  106           0                27,600               NAP               NAP              50,000
  107           0                     0                 0                 0
  108           0                28,161                 0            82,825
  110           0                     0                 0                 0
  112           0  4% of Gross Revenues               NAP               NAP    26,703
  114           0                62,000               NAP               NAP
  115           0                16,250               NAP               NAP
  116           0                 4,448                 0            22,239
  117           0                     0               NAP               NAP     8,750
  118           0                 2,424                 0            18,289
  119           0  4% of Gross Revenues               NAP               NAP
  120           0                 6,054           150,000            44,913                               394,000
  121           0                     0               NAP               NAP
  122           0                     0                 0                 0
  123      30,000                 5,452                 0            31,509    32,000     7,250
  124           0                 5,273                 0                 0
  125           0                   700                 0                 0
  126           0                   700                 0                 0
  128           0                19,264                 0                 0    41,778
  129           0                23,000               NAP               NAP
  131           0                     0                 0                 0
  132           0                12,622                 0            50,469     2,500
  133           0  4% of Gross Revenues               NAP               NAP
  135           0                     0                 0                 0
  136           0                 4,665                 0            18,659
  137           0  4% of Gross Revenues               NAP               NAP
  138           0                64,176               NAP               NAP
  139           0                 1,840            40,000                 0
  140      65,000                 5,899                 0            30,997
  141           0                     0                 0                 0
  142           0                     0                 0                 0
  143           0                17,100               NAP               NAP
  144           0  4% of Gross Revenues               NAP               NAP
  147           0                     0                 0                 0
  148           0                 4,951                 0            16,503
  149           0                 1,159                 0                 0
  150           0                     0                 0                 0
  151           0                     0                 0                 0
  152           0                 7,207                 0            36,036    15,000
  153           0                     0                 0                 0
  154           0                 1,763                 0                 0
  155           0                 2,352                 0                 0
  156           0                 2,255                 0            14,500
  157           0                 6,165                 0                 0
  160           0                10,813                 0            54,064
  161           0                 3,000                 0                 0
  163           0                     0                 0                 0
  164           0                 1,789                 0                 0     2,625
  165           0                 1,677                 0                 0     3,813

 LOAN
NUMBER                           LOC                                             ENVIRONMENTAL INSURANCE POLICY
---------------------------------------------------------------------------------------------------------------------------------

   1    Deferred Maintenance Reserve is in the form of a LOC
  1.1
  1.2
  1.3
  1.4
  1.5
  1.6
  1.7
  1.8
  1.9
  1.10
  1.11
  1.12
  1.13
  1.14
  1.15
  1.16
  1.17
  1.18
  1.19
  1.20
  1.21
  1.22
  1.23
  1.24
  1.25
  1.26
  1.27
  1.28
  1.29
  1.30
  1.31
  1.32
  1.33
  1.34
  1.35
  1.36
  1.37
  1.38
  1.39
  1.40
  1.41
  1.42
  1.43
  1.44
  1.45
  1.46
  1.47
  1.48
  1.49
  1.50
  1.51
  1.52
  1.53
  1.54
  1.55
  1.56
  1.57
  1.58
  1.59
  1.60
  1.61
  1.62
  1.63
  1.64
  1.65
  1.66
  1.67
  1.68
  1.69
  1.70
  1.71
  1.72
  1.73
  1.74
  1.75
  1.76
  1.77
  1.78
  1.79
  1.80
  1.81
  1.82
  1.83
  1.84
  1.85
  1.86
  1.87
  1.88
  1.89
  1.90
  1.91
  1.92
  1.93
  1.94
  1.95
  1.96
  1.97
  1.98
  1.99
 1.100
 1.101
 1.102
 1.103
 1.104
 1.105
 1.106
 1.107
 1.108
 1.109
 1.110
 1.111
 1.112
   2    Replacement Reserve and TI/LC Reserve are in the
        form of LOCs. In addition, Borrower delivered to
        Lender multiple letters of credit at closing that
        total $1,533,215 to cover gap rent. The amount of
        money in the escrow will be reduced on an annual
        basis, down to $917,060, $376,018, and $0 on May 11
        of 2007, 2008, and 2009 respectively.
   3
   4
  4.1
  4.2
  4.3
  4.4
  4.5
  4.6
  4.7
   5
  5.1
  5.2
   7                                                          Yes, Lender's Protection Policy in lieu of Environmental Indemnity.
   8
   9
   10
   11
   12
   13
   14
   15
   16
   17
   18
   19
   22
   23
   24
   25
   26
   27
   28
   29
   30
   31
   32
   33
   34
   35
   36
   38
   39
   40
   41
   42
   43
   44   Replacement Reserve is in the form of AO275a LOC
   45
   46
   47
   48
   49
   50
   51
   52
   53
   54
   55   Borrower has posted a Letter of Credit for
        $1,031,250 (125% of the engineer's estimate)
        that will secure either hooking up the property to
        the public sewer or replacing the existing septic
        system. Letter of credit shall not be renewed
        beyond February 16, 2009. Letter of credit will be
        released upon property being hooked up to the public
        sewer or replacement of the existing septic system.
   57
   59
   60
   61
   62
   64
   65
  65.1
  65.2
  65.3
   68
   69
   70
  70.1
  70.2
   71
   72   Holdback Reserve is in the form of a LOC
   73
   74
  74.1
  74.2
   75
  75.1
  75.2
   76
   77
   78
   79
   80
   81
   82
   83
   84
   86
   89
   91
   92
   93
   94
   95
   96
   97
  100
  101
  102
  103
  104
  106
  107
  108
  110
  112
  114
  115
  116
  117
  118
  119
  120
  121
  122
  123
  124
  125
  126
  128
  129
  131
  132
  133
  135
  136
  137
  138
  139   TI/LC reserve is in the form of a LOC
  140
  141
  142                                                         Yes, Underground Storage Tank Liability Policy
  143
  144
  147
  148
  149
  150
  151
  152
  153
  154
  155
  156
  157
  160
  161
  163
  164
  165